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                                                                  Exhibit 10.32



                       FORM OF HOMESIDE SECURITY AGREEMENT


     AMENDED AND RESTATED SECURITY AND COLLATERAL AGENCY AGREEMENT, dated January 31, 1997, made by HOMESIDE LENDING, INC., a Florida corporation (the "Grantor"), THE CHASE MANHATTAN BANK, in its capacity as Administrative Agent under the Credit Agreement referred to below (in such capacity, the "Administrative Agent"), and THE FIRST NATIONAL BANK OF BOSTON, as Collateral Agent for the financial institutions party to the Credit Agreement referred to below (in such capacity, the "Collateral Agent").

                              W I T N E S S E T H:
                              - - - - - - - - - -

     WHEREAS, the Grantor has entered into an Amended and Restated Credit Agreement, dated as of January 31, 1997, with Honolulu Mortgage Company, Inc., the financial institutions from time to time party thereto, as Lenders (the "Lenders"), the lenders from time to time designated therein as Balance Lenders (the "Balance Lenders"), the Collateral Agent and the Administrative Agent (said Agreement, as it may be amended, supplemented or otherwise modified from time to time, being the "Credit Agreement");

     WHEREAS, the Credit Agreement amends and restates in its entirety the Existing Credit Agreement;

     WHEREAS, the obligations of the Grantor under the Existing Credit Agreement are secured pursuant to, INTER ALIA, the Security and Collateral Agency Agreement, dated as of May 31, 1996 (the "EXISTING HOMESIDE SECURITY AGREEMENT") among the parties to this Agreement; and

     WHEREAS, it is a condition precedent to the making of the Loans that the Existing Homeside Security Agreement shall have been amended and restated as provided herein;

     NOW, THEREFORE, in consideration of the premises the parties hereto hereby agree that on the Closing Date the Existing Homeside Security Agreement shall be amended and restated in its entirety as follows:

     1.   Defined Terms.
          -------------

     Terms defined in the UCC (as hereinafter defined) are used herein as therein defined. As used in this Agreement, capitalized terms defined in the Credit Agreement and not otherwise defined herein have the meanings given in the Credit Agreement, and the following terms have the meanings specified below (such meanings being equally applicable to both the singular and plural forms of the terms defined):



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     "ADDITIONAL REQUIRED DOCUMENTS" has the meaning set forth in Section 4(a)
of this Agreement.

     "AGENCY CUSTODIAL AGREEMENTS" shall mean, collectively, the FHLMC Custodial Agreement, the FNMA Custodial Agreement and the GNMA Custodial Agreement.

     "APPROVED NON-AGENCY MORTGAGE LOAN" shall mean a Mortgage Loan in respect of which the Grantor has Servicing Rights covered by a duly executed and delivered Acknowledgment Agreement.

     "CERTIFICATING CUSTODIAN" shall mean any Person acting as the Grantor's "document custodian," "custodian" or "certificating custodian," as such terms are used in the Agency Guides, for purposes of (a) certifying that the documentation relating to Mortgage Loans received by such Person from the Grantor (or the Collateral Agent) is complete and acceptable under the applicable Agency Guide for purposes of including such Mortgage Loan in a pool of Mortgage Loans in which Mortgage-Backed Securities will represent interests and (b) holding such documentation following formation of such pools and issuance of such Mortgage-Backed Securities. The Certificating Custodian shall at all times be a party to the Agency Custodial Agreements.

     "COLLATERAL" has the meaning set forth in Section 3 of this Agreement.

     "FHLMC CUSTODIAL AGREEMENT" shall mean the agreement, as amended, supplemented or otherwise modified from time to time, between FHLMC, the Grantor and any Person meeting the eligibility requirements set forth in the FHLMC Guide to serve as a "custodian," as such term is used in the FHLMC Guide, pursuant to which such Person is authorized to act as Certificating Custodian for the Grantor.

     "FNMA CUSTODIAL AGREEMENT" shall mean the agreement, as amended, supplemented or otherwise modified from time to time, between FNMA, the Grantor and any Person meeting the eligibility requirements set forth in the FNMA Guide to serve as a "document custodian," as such term is used in the FNMA Guide, pursuant to which such Person is authorized to act as Certificating Custodian for the Grantor.

     "FUNDING ACCOUNT" shall mean account number 230-204910 maintained by the Grantor with the Administrative Agent.

     "GNMA CUSTODIAL AGREEMENT" shall mean the agreement, as amended, modified or supplemented from time to time, between GNMA, the Grantor and any Person meeting the eligibility requirements set forth in the GNMA Guide to serve as a"certificating custodian," as such term is used in the GNMA Guide, pursuant to which such Person is authorized to act as Certificating Custodian.

     "MBS CUSTODY ACCOUNT" has the meaning set forth in Section 6(h) of this Agreement.


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     "MORTGAGE LOAN SETTLEMENT ACCOUNT" has the meaning set forth in Section
6(c) of this Agreement.

     "PROCEEDS" shall mean "proceeds," as such term is defined in Section 9-306(1) of the UCC, and, in any event, includes, without limitation, (a) any and all proceeds of any insurance, indemnity, warranty or guaranty payable to the Grantor from time to time with respect to any of the Collateral, (b) any and all payments (in any form whatsoever) made or due and payable to the Grantor from time to time in connection with any requisition, confiscation, condemnation, seizure or forfeiture of all or any part of the Collateral by any Governmental Authority (or any Person acting under color of Governmental Authority), and (c) any and all other amounts from time to time paid or payable under or in connection with any of the Collateral.

     "REQUIRED DOCUMENTS" has the meaning set forth in Section 4(a) of this Agreement.

     "SECURED OBLIGATIONS" shall mean, collectively, the unpaid principal of and interest on the Loans and any Notes and all other obligations and liabilities of the Grantor and each of the other Loan Parties to the Secured Parties (including, without limitation, interest accruing at the then applicable rate provided in the Credit Agreement after the maturity of the Loans and interest accruing at the then applicable rate provided in the Credit Agreement after the filing of any petition in bankruptcy, or the commencement of any insolvency, reorganization or like proceeding, relating to the Grantor or any other Loan Party, whether or not a claim for post-filing or post-petition interest is allowed in such proceeding), whether direct or indirect, absolute or contingent, due or to become due, or now existing or hereafter incurred, which may arise under, out of, or in connection with, the Credit Agreement, the Loans, any Notes, the HomeSide Guaranty, the HomeSide Pledge Agreement, this Agreement, the other Loan Documents or any other document made, delivered or given in connection therewith, in each case whether on account of principal, interest, reimbursement obligations, fees, indemnities, costs, expenses or otherwise (including, without limitation, all fees and disbursements of counsel to any of the Secured Parties that are required to be paid by the Grantor or any other Loan Party pursuant to the terms of the Credit Agreement, this Agreement or any other Loan Document).

     "SECURED PARTIES" shall mean, collectively, the Lenders, the Balance Lenders, the Collateral Agent and the Administrative Agent.

     "SECURITIES SETTLEMENT ACCOUNT" has the meaning set forth in Section 6(j) of this Agreement.

     "SERVICING CONTRACT" shall mean each of the contracts or other agreements to which the Grantor is a party pursuant to which the Grantor holds Servicing Rights, in each case as amended, supplemented or otherwise modified from time to time, including, without limitation, (a) all rights of the Grantor to receive moneys due and to become due to it thereunder or in connection therewith, other than any portion of principal and interest payable under the related Mortgage Loans to the extent not attributable to servicing fees payable to the Grantor

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under such Servicing Contracts, (b) all rights of the Grantor to damages arising out of, or for, breach or default in respect thereof, and (c) all rights of the Grantor to perform and to exercise all remedies thereunder.

     "SERVICING RECEIVABLES" shall mean the accounts, receivables and other amounts owing to the Grantor for its own account in respect of Servicing Rights or under a Servicing Contract, including, without limitation, all Eligible Servicing Receivables.

     "SERVICING RIGHTS" shall mean the rights of the Grantor to (a) service Mortgage Loans for or on behalf of the owner or holder of such Mortgage Loans (including investors in Mortgage-Backed Securities supported by Mortgage Loans) pursuant to a direct agreement between the Grantor and an Agency, Approved Investor or such owner or holder, together with the legal titles, mortgagor files, escrows and records relating to such Mortgage Loans and the right to receive servicing fee income and any other income arising from or in connection with such Mortgage Loans, including late charges, termination fees and charges and all other incidental fees and charges, and (b) subservice Mortgage Loans for or on behalf of the legal title holder of the direct servicing rights in respect of, or the owner or holder of, such Mortgage Loans, pursuant to a subservicing agreement in form and substance satisfactory to the Administrative Agent between the Grantor and the legal title holder of the related direct servicing rights, together with the legal titles, mortgagor files, escrows and records relating to such Mortgage Loans and the right to receive servicing or subservicing fee income and any other income arising from or in connection with such Mortgage Loans, including late charges, termination fees and charges and all other incidental fees and charges.

     "SERVICING SETTLEMENT ACCOUNT" has the meaning set forth in Section 6.1(m) of this Agreement.

     "UCC" shall mean the Uniform Commercial Code as the same may, from time to time, be in effect in the State of New York; PROVIDED, HOWEVER, in the event that, by reason of mandatory provisions of law, any or all of the attachment, perfection or priority of the Collateral Agent's and the other Secured Parties' security interest in any Collateral is governed by the Uniform Commercial Code as in effect in a jurisdiction other than the State of New York, the term "UCC" shall mean the Uniform Commercial Code as in effect in such other jurisdiction for purposes of the provisions hereof relating to such attachment, perfection or priority and for purposes of definitions related to such provisions.

     2.   Appointment of Collateral Agent.
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     Pursuant to the Credit Agreement the Collateral Agent has been appointed to act as secured party, agent, bailee and custodian for the exclusive benefit of the Secured Parties with respect to the Collateral. The Collateral Agent hereby acknowledges that it has accepted such appointment and agrees to maintain and hold all Collateral at any time delivered to it as secured party, agent, bailee and custodian for the exclusive benefit of the Secured Parties. The Collateral Agent acknowledges and agrees that it is acting and will act with respect to the Collateral for the exclusive benefit of the Secured Parties and is not, and shall not at any time in the future be,


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subject, with respect to the Collateral, in any manner or to any extent, to the direction or control of the Grantor or any of the other Loan Parties, except as expressly permitted hereunder and under the other Loan Documents. The Collateral Agent agrees to act in accordance with this Agreement and in accordance with any written instructions from the Administrative Agent delivered pursuant to the Credit Agreement. Under no circumstances shall the Collateral Agent deliver possession of Collateral to the Grantor or any other Person (other than the Administrative Agent) or otherwise release any Collateral from the Lien created hereby, except in accordance with the express terms of this Agreement or otherwise upon the written instructions of the Administrative Agent.

     3.   Grant of Security Interest.
          --------------------------

     As collateral security for the full and prompt payment when due (whether at stated maturity, by acceleration or otherwise) of, and the performance of, all the Secured Obligations and to induce the Lenders to make the Loans pursuant to the Credit Agreement, effective during any Negative Security Period, the Grantor hereby assigns, conveys, mortgages, pledges, hypothecates and transfers to the Collateral Agent, on behalf and for the ratable benefit of the Secured Parties, and hereby grants to the Collateral Agent, on behalf and for the ratable benefit of the Secured Parties, a security interest in, all of the Grantor's right, title and interest in, to and under the following, whether now owned or hereafter acquired, whether now in existence or hereafter arising (all of which being herein collectively called the "Collateral"):

     (a) all Mortgage Loans submitted by the Grantor for inclusion in the HomeSide Tranche A Borrowing Base and all Mortgage Loans purchased by the Grantor with the proceeds of an Eligible Early Buyout Advance or an Eligible Paid-in-Full Buyout Advance, including, without limitation, all notes, mortgages, deeds to secure debt, trust deeds and security agreements, financing statements and fixture filings related thereto, all rights to payment thereunder, all rights in the Property securing payment of the indebtedness of the Obligors thereunder or that are the subject of such Mortgage Loans, all rights under documents related thereto, such as guaranties and insurance policies (issued by an Agency or otherwise), including, without limitation, mortgage and title insurance policies, fire and extended coverage insurance policies (including the right to any return premiums) and FHA insurance and VA guaranties and all rights, if any, in cash deposits consisting of impounds, insurance premiums or other funds held on account thereof, all commitments and other approvals issued by or on behalf of the FHA or the VA to insure or guaranty any of the Mortgage Loans, and all Hedge Contracts relating to any of the foregoing;

     (b) all Mortgage-Backed Securities, all right to the payment of moneys and noncash distributions on account thereof and all new, substituted and additional securities at any time issued with respect thereto, and all Hedge Contracts related thereto;

     (c) all Take-Out Commitments covering any part of the Collateral, all rights to deliver Mortgage Loans and Mortgage-Backed Securities to investors and other purchasers pursuant to such Take-Out Commitments, and all proceeds resulting from the disposition of such Collateral pursuant thereto;



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     (d) all commitments and other agreements or approvals issued by or on behalf of any Agency to issue, insure or guaranty any Mortgage-Backed Security (other than any such commitments or approvals the creation of a security interest in which would be prohibited thereby or by applicable law);

     (e) all (i) Servicing Rights, (ii) Servicing Contracts and (iii) Hedge Contracts held by the Grantor related thereto, (iv) rights to receive payments in connection with Servicing Contracts, Servicing Rights and Hedge Contracts, whether on account of the performance of services, upon the termination of Servicing Rights, Servicing Contracts, Hedge Contracts or otherwise (including, without limitation, all Eligible Servicing Receivables (and all deeds, contracts, agreements, instruments of title and other documents received or receivable in respect thereof)), and (v) rights with respect to the placement of escrow deposits associated with such Servicing Rights and Servicing Contracts and all rights to the payment of money or provision of concessions or services with respect thereto;

     (f) the Mortgage Loan Settlement Account, the Securities Settlement Account, the Servicing Settlement Account, the MBS Custody Account, the Funding Account and any other custodial account of the Grantor held by or in the name of the Collateral Agent or its bailee or designee (including, without limitation, the Administrative Agent), and any and all funds, securities, Cash Equivalents and other items at any time held in such accounts and any and all rights of the Grantor to insurance payments made in respect of such accounts;

     (g) all files, documents, agreements, instruments, deeds, chattel paper, inventory consisting of Mortgage Loans, Mortgage-Backed Securities or Servicing Rights held for sale, insurance policies, personal property, contract rights, accounts, general intangibles, records, surveys, certificates, correspondence, appraisals, computer records, tapes, discs, cards, accounting records and other books, records, information and data of the Grantor relating to the Collateral (including all such items necessary or helpful in the administration or servicing of the Collateral) of whatever kind or nature whatsoever relating to the Mortgage Loans described in subsection (a) above or the servicing of Mortgage Loans, the Mortgage-Backed Securities, the Take-Out Commitments, the Servicing Rights or any other Collateral, and all other documents or instruments delivered to the Collateral Agent in respect of the Collateral, including, without limitation, the right to receive all insurance proceeds and condemnation awards which may be payable in respect of any of the Property; and

     (h) to the extent not otherwise included, all Proceeds of each of the foregoing and all accessions to, substitutions and replacements for, and rents, profits and products of, each of the foregoing.

     4. Delivery of Collateral Documentation; Submission of Collateral for
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Inclusion in Borrowing Bases.
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     (a) DELIVERY OF MORTGAGE LOANS. From time to time, the Grantor shall deliver or cause to be delivered to the Collateral Agent Eligible Mortgage Loans to be included in the HomeSide Tranche A Borrowing Base as permitted pursuant to the Credit Agreement, by


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delivery to the Collateral Agent of a HomeSide Tranche A Borrowing Base Addition
Report in the form of ATTACHMENT 1-A hereto, with all blanks completed in conformity therewith, together with those documents, instruments and agreements described on ATTACHMENT 2 hereto (the "Required Documents"), except to the extent such Eligible Mortgage Loan constitutes an Eligible Wet Loan, in which case the Required Documents shall be delivered to the Collateral Agent within 10 days after the date such Eligible Wet Loan is included in the HomeSide Tranche A Borrowing Base. Additionally, if requested by the Administrative Agent, the Grantor shall use diligent efforts to promptly deliver to the Collateral Agent the items described on ATTACHMENT 8 hereto (the "Additional Required
Documents"). Whenever the Grantor shall deliver Eligible Mortgage Loans for inclusion in the HomeSide Tranche A Borrowing Base, the Grantor shall be deemed to have represented and warranted that (i) it has delivered to the Collateral Agent (or, in the case of an Eligible Wet Loan, will deliver to the Collateral Agent within 10 days after the date such Eligible Wet Loan is included in the HomeSide Tranche A Borrowing Base) the Required Documents, and (ii) it holds in its possession or is using diligent efforts to obtain possession of the Additional Required Documents and to deliver the Additional Required Documents to the Collateral Agent. The Grantor shall hold the Additional Required
Documents in its possession in trust for the benefit of the Secured Parties until delivery thereof to the Collateral Agent as provided herein.

     (b) DELIVERY OF MORTGAGE-BACKED SECURITIES. From time to time, the Grantor shall deliver or caused to be delivered to the Collateral Agent or its bailee (including, without limitation, the Administrative Agent) Eligible Mortgage-Backed Securities to be included in the HomeSide Tranche A Borrowing Base and shall confirm the issuance of Mortgage-Backed Securities, by delivery to the Collateral Agent of a HomeSide Tranche A Borrowing Base Addition Report, in the form of ATTACHMENT 1-B hereto, with all blanks completed in conformity therewith, together with the Required Documents for such Mortgage-Backed Securities.

     (c) DELIVERY OF SERVICING RECEIVABLES; DELIVERY OF RECEIVABLES CERTIFICATE. From time to time, the Grantor may designate Eligible Early Buyout Advance Receivables, Eligible Paid-In-Full Buyout Advance Receivables and Eligible Foreclosure Advance Receivables for inclusion in the HomeSide Tranche B Borrowing Base by delivering, or causing to be delivered, to the Collateral Agent a HomeSide Tranche B Borrowing Base Addition Report, in the form of ATTACHMENT 1-C hereto, with all blanks completed in conformity therewith, together with all Required Documents in respect of such Eligible Servicing Receivables. Simultaneously with its delivery to the Administrative Agent of a notice of borrowing and/or notice of payment in respect of each HomeSide Tranche B Advance Loan, Tranche B CAF Advance and HomeSide Tranche B Swing Line Loan as required under the Credit Agreement, the Grantor shall deliver, or cause to be delivered, to the Collateral Agent a Receivables Certificate in the form of ATTACHMENT 1-D hereto, with all blanks completed in conformity therewith.

     (d) DESIGNATION OF MORTGAGE LOANS AND MORTGAGE-BACKED SECURITIES. By designating a Mortgage Loan or Mortgage-Backed Security for inclusion in the HomeSide Tranche A Borrowing Base in accordance with this Section 4, the Grantor shall be deemed to represent and warrant to each of the Secured Parties at and as of the date of such addition that


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such Mortgage Loan or Mortgage-Backed Security constitutes an Eligible
Mortgage Loan or Eligible Mortgage-Backed Security, as the case may be. If any such Mortgage Loan or Mortgage-Backed Security fails to constitute an Eligible Mortgage Loan or Eligible Mortgage-Backed Security, at any time, then the Grantor shall promptly so notify the Administrative Agent and the Collateral Agent by telefacsimile, and such Mortgage Loan or Mortgage-Backed Security shall be deemed to have no value for purposes of determining the HomeSide Tranche A Borrowing Base (whether or not the Grantor has given such notice).

     (e) DESIGNATION OF SERVICING RECEIVABLES. By designating Eligible Servicing Receivables for inclusion in the HomeSide Tranche B Borrowing Base in accordance with this Section 4, the Grantor shall be deemed to represent and warrant to each of the Secured Parties at and as of the date of such inclusion that such Eligible Servicing Receivables constitute Eligible Default-Related Advance Receivables, Eligible Early Buyout Advance Receivables, Eligible Foreclosure Advance Receivables, Eligible P&I Advance Receivables, Eligible Paid-in-Full Buyout Advance Receivables or Eligible T&I Advance Receivables, as the case may be. If any such servicing receivables fail to constitute Eligible Default-Related Advance Receivables, Eligible Early Buyout Advance Receivables, Eligible Foreclosure Advance Receivables, Eligible P&I Advance Receivables, Eligible Paid-in-Full Buyout Advance Receivables or Eligible T&I Advance Receivables, at any time, then the Grantor shall promptly so notify the Administrative Agent and the Collateral Agent by telefacsimile, and such Servicing Receivables shall be deemed to have no collateral value for purposes of determining the HomeSide Tranche B Borrowing Base (whether or not the Grantor has given such notice).

     (f) COLLATERAL AGENT OFFICE. The Collateral Agent shall hold all documentation relating to or constituting Collateral delivered to it from time to time under this Agreement or any other Loan Document in accordance with the provisions hereof and of the other Loan Documents in a fire resistant vault, drawer or other suitable depository in an office maintained by the Collateral Agent on premises owned or leased or subleased by it and occupied and controlled solely by the Collateral Agent (the "Collateral Agent Office"), which documentation shall (x) be conspicuously marked to show the Collateral Agent's and the other Secured Parties' interests therein and (y) not be commingled with any other assets or property of, or held by, the Collateral Agent. The Collateral Agent Office may, in the discretion of the Collateral Agent, be located on premises leased or subleased to the Collateral Agent by the Grantor or an Affiliate of the Grantor, and may be adjacent to or in the same office building as offices maintained and occupied by the Grantor or its Affiliates; PROVIDED, HOWEVER, that (i) any such lease or sublease shall be in a form customary in the location of such premises for arms'-length leases or subleases of office premises between unrelated parties, and shall provide that the Collateral Agent shall enjoy exclusive occupancy of such premises with no right of access being granted to or retained by the Grantor or its other Affiliates pursuant to such lease or sublease (other than any such right which is customary for unaffiliated, third-party landlords to be granted in order to respond to emergencies, or in order to conduct inspection of the premises upon reasonable notice to the Collateral Agent and in the presence of the Collateral Agent),
(ii) there shall be no doorway or other physical access to the Collateral Agent Office directly from premises occupied exclusively by the Grantor or any of its other Affiliates, (iii) the public entrance to the Collateral Agent Office shall be accessible from the street, a public lobby or other

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public space, and entrance by the public into the Collateral Agent Office shall not require access to space occupied exclusively by the Grantor or any of its other Affiliates, (iv) the public entrance to the Collateral Agent Office shall be conspicuously marked with the name of the Collateral Agent to identify such premises as being premises of the Collateral Agent, and there shall be no reference in such markings to the Grantor or any of its other Affiliates, (v) the Collateral Agent Office shall be staffed solely by employees, officers or agents of the Collateral Agent and not of the Grantor or any of its other Affiliates, which employees, officers and agents will be under the sole supervision and direction of the Collateral Agent, and (vi) the Grantor shall have access to the Collateral Agent Office, under the supervision of the Collateral Agent, during normal business hours, which access shall be not greater than that afforded to similar Persons in an arm's-length custodial transaction.

     5.   Collateral Agent's Review of Collateral, Borrowing Base Certificates.
          --------------------------------------------------------------------

     (a) REVIEW OF COLLATERAL. Upon receipt of Required Documents specified on ATTACHMENT 2 hereto for any Collateral, the Collateral Agent shall review the same and verify that:

               (i) all Required Documents appear regular on their face and remain in the Collateral Agent's possession; and

               (ii) the statements set forth on Attachment 3 hereto are accurate and complete in all respects in respect of such Collateral.

Such verification of Collateral delivered during any period covered by a Basic Status Report referred to in Section 5(d) hereof shall be set forth in such report. If the Collateral Agent (x) notes any exception in the review described in subsection (i) or (ii) above, (y) determines that any item of Collateral does not satisfy the requirements of the Loan Documents for inclusion in the HomeSide Tranche A Borrowing Base or the HomeSide Tranche B Borrowing Base, or (z) questions, in its reasonable discretion, the genuineness, regularity, propriety, or accuracy of any item of Collateral, the Collateral Agent shall note the same as ineligible Collateral in its next HomeSide Tranche A Borrowing Base Certificate or HomeSide Tranche B Borrowing Base Certificate, as the case may be, delivered to the Administrative Agent.

     (b) BORROWING BASE DETERMINATION; DETERMINATION ASSUMPTIONS. On each Business Day, the Collateral Agent shall compute the value of the HomeSide Tranche A Borrowing Base and the HomeSide Tranche-B Borrowing Base (a "Borrowing Base Determination"). At the close of the last Business Day of each week, the Collateral Agent shall reconcile the Borrowing Base Determination against the written determination thereof made by the Grantor (which determination shall be in form and substance satisfactory to the Administrative Agent). In the event either the Collateral Agent or Grantor determines that a discrepancy exists, the Grantor shall cooperate with the Collateral Agent to reconcile such discrepancy promptly but in any event not later than the following Business Day and prior to any delivery of a HomeSide Tranche A Borrowing Base Certificate or HomeSide Tranche B Borrowing Base Certificate to the Administrative Agent. Upon receipt of a copy of any notice of

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borrowing and/or notice of payment submitted by the Grantor to the Collateral
Agent, deletion of any Collateral from the HomeSide Tranche A Borrowing Base or the HomeSide Tranche B Borrowing Base or at such other times as the Administrative Agent or the Grantor shall reasonably request, the Collateral Agent shall promptly notify the Administrative Agent, or the Grantor, as the case may be, of its Borrowing Base Determination by delivering a HomeSide Tranche A Borrowing Base Certificate in the form of ATTACHMENT 4-A hereto and a HomeSide Tranche B Borrowing Base Certificate in the form of ATTACHMENT 4-B hereto. In making its Borrowing Base Determination, the Collateral Agent shall also verify that (i) the aggregate outstanding Principal Amount of all HomeSide Tranche A Loans, Tranche A CAF Advances and Tranche A Swing Line Loans does not and, after giving effect to any borrowings or payments contemplated in any such notice of borrowing or notice of payment or any such deletion, will not, exceed the HomeSide Tranche A Borrowing Base, (ii) the HomeSide Tranche A Borrowing Base complies in all respects to the limitations and other terms set forth in
Section 4.1 of the Credit Agreement, (iii) the aggregate outstanding Principal Amount of all Tranche B Loans, Tranche B CAF Advances and Tranche B Swing Line Loans does not and, after giving effect to any borrowings or payments contemplated in any such notice of borrowing or notice of payment or any such deletion, will not, exceed the HomeSide Tranche B Borrowing Base, and (iv) the HomeSide Tranche B Borrowing Base complies in all respects to the limitations and other terms set forth in Section 4.2 of the Credit Agreement.

     (c) In making any Borrowing Base Determination or other calculation involving a determination of the value of the HomeSide Tranche A Borrowing Base or the HomeSide Tranche B Borrowing Base, the Collateral Agent shall be permitted to rely, without independent investigation of the correctness thereof, on:

               (i) the information supplied by the Grantor to the Collateral Agent on the related HomeSide Tranche A Borrowing Base Addition Report with respect to the unpaid principal balance, the acquisition cost (minus discount points and fees associated with yield), and the Applicable Take-Out Price relating to any Mortgage Loan;

               (ii) the information supplied by the Grantor to the Collateral Agent on the related HomeSide Tranche A Borrowing Base Addition Report with respect to the Applicable Take-Out Price relating to any Mortgage-Backed Security;

               (iii) the information supplied by the Grantor to the Collateral Agent on the related HomeSide Tranche B Borrowing Base Addition Report or Receivables Certificate with respect to the amount of any Servicing Receivable;

               (iv) the information supplied by the Grantor to the Collateral Agent, whether written or in any other form acceptable to the Collateral Agent, with respect to a determination as to whether amounts received in the Mortgage Loan Settlement Account or Securities Settlement Account represent the purchase price paid for a specific Mortgage Loan or Mortgage-Backed Security and, consequently, whether the value of such Mortgage Loan or of such Mortgage-Backed Security should be removed from such calculation; and

               (v) the information supplied by the Grantor to the Collateral Agent, whether written or in any other form acceptable to the Collateral Agent, with respect to a determination as to whether amounts received in the Servicing Settlement Account represent collections of Servicing Receivables or other Servicing Rights or the purchase price paid for Servicing Receivables or other Servicing Rights sold and, consequently, whether the value of such Servicing Receivables or Servicing Rights should be removed from such calculation.

     (d) REPORTS. The Collateral Agent shall deliver to: (i) the Administrative Agent and the Grantor, (A) within three Business Days after the end of each month, a basic status report in form and substance acceptable to the Administrative Agent with respect to the status of the HomeSide Tranche A Borrowing Base and the HomeSide Tranche B Borrowing Base ("Basic Status Report") as of the end of the preceding month and (B) within one Business Day after the end of each week, a report in form and substance acceptable to the Administrative Agent with respect to exceptions noted by the Collateral Agent in accordance with Section 5(a) hereof outstanding as of the end of the preceding week (an "Outstanding Exceptions Report"), and (ii) to the Administrative Agent and the Lenders, from time to time, such other reports and information as the Administrative Agent or the Required Lenders may from time to time reasonably request. In preparing any such reports, the Collateral Agent shall be entitled to rely, without independent investigation (other than the review steps described on Attachment 3 hereto), on information supplied to the Collateral Agent by the Grantor.

     6.  Release of Collateral; Pool Formation; Pledging, of Mortgage-Backed
         -------------------------------------------------------------------
Securities and Transfer of Funds from Settlement Accounts.
---------------------------------------------------------

     (a) RELEASE OF MORTGAGE LOANS FOR CORRECTION UNDER TRUST RECEIPT. Unless and until notified by the Administrative Agent (by telephone, telefacsimile or otherwise) that a Default or an Event of Default has occurred and is continuing, the Collateral Agent is hereby authorized upon written request of the Grantor to release from time to time to the Grantor, documentation constituting or relating to Mortgage Loans pledged hereunder against a trust receipt executed by the Grantor in the form of ATTACHMENT 5-A hereto (during a Negative Security Period) or ATTACHMENT 5-B hereto (during a Positive Security Period), with all blanks completed in conformity therewith. In any such release, the Grantor and the Collateral Agent will comply with the relevant trust receipt procedures specified on ATTACHMENT 6 hereto. The Grantor hereby represents and warrants that (i) any request by the Grantor for release of documentation constituting or relating to Mortgage Loans shall be solely for the purposes of correcting clerical or other nonsubstantial documentation problems in preparation for returning such documentation to the Collateral Agent for ultimate sale or exchange, and (ii) the Grantor shall request such release in compliance with all of the terms and conditions of such release herein set forth. The Grantor agrees to hold any documentation so released in trust for the Collateral Agent and the other Secured Parties, and agrees to return such documentation to the Collateral Agent no later than the close of business on the fourteenth (14th) day following the date of such release or, if such day is not a Business Day, on the immediately preceding Business Day.

     (b) RELEASE OF MORTGAGE LOANS FOR WHOLE-LOAN PURCHASES. Unless and until otherwise notified by the Administrative Agent (by telephone, telefacsimile or otherwise) that a Default or an Event of Default has occurred and is continuing, upon delivery from time to time by the Grantor to the Collateral Agent of a shipping request and authorization to ship in the form of ATTACHMENT 7-A hereto, with all blanks completed in conformity therewith, the Collateral Agent shall release documentation constituting or relating to Mortgage Loans pledged hereunder to Approved Investors for purchase as whole, non-pooled Mortgage Loans. Any transmittal of documentation for Mortgage Loans in the possession of the Collateral Agent in connection with the sale thereof to an Approved Investor (other than an Agency) shall be under cover of a transmittal letter substantially in the form of ATTACHMENT 7-B hereto (during a Negative Security Period) or ATTACHMENT 7-C hereto (during a Positive Security Period), with all blanks completed in conformity therewith and duly executed by the Collateral Agent. Any transmittal of documentation for Mortgage Loans in connection with the sale thereof to either FHLMC or FNMA for inclusion as whole, non-pooled Mortgage Loans in their respective loan portfolios shall be (x) under cover of a transmitted letter substantially in the form of ATTACHMENT 7-B hereto (during a Negative Security Period) or ATTACHMENT 7-C hereto (during a Positive Security Period), with all blanks completed in conformity therewith and duly executed by the Collateral Agent, (y) under cover of such other forms in lieu of the foregoing that FHLMC or FNMA require pursuant to their respective Agency Guides, duly executed by the Collateral Agent and, if necessary, the Grantor, or (z) with appropriate entries into any applicable electronic telecommunications network utilized by FHLMC or FNMA. In each case of transmittal of documentation constituting or relating to Mortgage Loans pursuant to this subsection (b), the Collateral Agent and the Grantor shall instruct the recipient thereof that such documentation shall be resumed to the Collateral Agent if such Mortgage Loans are not purchased and the proceeds thereof paid in accordance with subsection
(c) below within forty-five (45) days after such recipient's receipt of such documentation or, if such forty-fifth day is not a Business Day, on the immediately preceding Business Day. With respect to transmittal of documentation constituting or relating to Mortgage Loans, before the Collateral Agent delivers documentation pursuant to this subsection (b), the Grantor shall have delivered to the Collateral Agent (or any other applicable Person) such forms, duly executed by the Grantor, or written notification that the Grantor has made such appropriate entries into any applicable electronic telecommunications network utilized by FHLMC or FNMA, as required under the applicable Agency Guides or Take-Out Commitments to effect delivery to FHLMC, FNMA or any other Approved Investor of such Mortgage Loans and payment therefor in accordance with the instructions of the Collateral Agent.

     (c) MORTGAGE LOAN SETTLEMENT ACCOUNT. With respect to any purchases of Mortgage Loans described in subsection (b) hereof, the Collateral Agent and the Grantor shall instruct each Approved Investor purchasing Mortgage Loans that all amounts payable on account of the sale of such Mortgage Loans are to be paid directly by such party to a "no access" account of the Grantor (account no. 230-204929) maintained in the Administrative Agent's name alone at the office of the Administrative Agent for the benefit of the Grantor (the "Mortgage Loan

Settlement Account"). For all such purchases of Mortgage Loans, the Grantor shall, upon demand of the Collateral Agent or the Administrative Agent, provide the Collateral Agent and the Administrative Agent with evidence that the Grantor has directed such Approved Investors to pay such amounts directly into the Mortgage Loan Settlement Account. Upon the Administrative Agent's receipt of the full amount of the purchase price for each Mortgage Loan from an Approved Investor in accordance with this subsection (c), the security interest created by this Agreement on the affected Mortgage Loan (but not the Proceeds thereof) shall be automatically released. Unless a Default or an Event of Default shall be continuing, amounts held from time to time in the Mortgage Loan Settlement Account may, upon the instructions of the Grantor, be invested in Cash Equivalents.

     (d) SECURITY INTEREST IN MORTGAGE LOAN SETTLEMENT ACCOUNT. Pursuant to
Section 3 hereof, the Grantor has granted to the Collateral Agent, for the benefit of the Secured Parties, effective during any Negative Security Period, a security interest in the Mortgage Loan Settlement Account and in any and all funds, securities, Cash Equivalents and other items at any time held therein as collateral security for the Secured Obligations. This subsection (d) shall constitute irrevocable notice to the Collateral Agent that the Mortgage Loan Settlement Account is a "no access" account to the Grantor. The Collateral Agent shall hold its security interest in the Mortgage Loan Settlement Account and all funds at any time held therein for the benefit of the Secured Parties and with all rights of a secured party under the UCC and other applicable New York law. In no circumstances shall the Grantor have access to, control of or dominion over the Mortgage Loan Settlement Account. The Collateral Agent hereby appoints the Administrative Agent to hold the Mortgage Loan Settlement Account pursuant to the terms hereof for the benefit of the Secured Parties with all rights of a secured party under the UCC and other applicable New York law, and the Administrative Agent hereby accepts such appointment.

     (e) RELEASE OF MORTGAGE LOANS FOR POOLING. Unless and until otherwise notified by the Administrative Agent (by telephone, telefacsimile or otherwise) that a Default or an Event of Default has occurred and is continuing, upon delivery from time to time by the Grantor to the Collateral Agent of a shipping request and authorization to ship in the form of ATTACHMENT 7-A hereto, with all blanks completed in conformity therewith, the Collateral Agent shall release documentation constituting or relating to Mortgage Loans in connection with the formation of a pool of Mortgage Loans supporting Mortgage-Backed Securities. Any transmittal of documentation for such Mortgage Loans in the possession of the Collateral Agent shall be to the Certificating Custodian and shall be (x) under cover of a transmittal letter substantially in the form of ATTACHMENT 7-D hereto (during a Negative Security Period) or ATTACHMENT 7-E hereto (during a Positive Security Period), as applicable, with all blanks completed in conformity therewith and duly executed by the Collateral Agent; (y) under cover of such other forms in lieu of the foregoing that FHLMC, FNMA or GNMA require pursuant to their respective Agency Guides, duly executed by the Collateral Agent and, if necessary, the Grantor; or (z) with entries into any applicable electronic telecommunications network utilized by FHLMC, FNMA or GNMA. The Collateral Agent and the Grantor shall, with respect to each Mortgage Loan for which documentation is transmitted pursuant to this subsection (e), instruct the Certificating Custodian to (i) return to the Collateral Agent, within ten (10) days after receiving such documentation, either (A) evidence of such Mortgage Loan's initial certification for inclusion in a

Mortgage Loan pool if the Certificating Custodian so certifies such Mortgage Loan or (B) all documentation relating to such Mortgage Loan if the Certificating Custodian does not so certify such Mortgage Loan, (ii) immediately return all documentation relating thereto to the Collateral Agent if (A) the Certificating Custodian initially certifies such Mortgage Loan but subsequently determines that such Mortgage Loan is not suitable for inclusion in a Mortgage Loan pool supporting a Mortgage-Backed Security prior to the issuance of such Mortgage-Backed Security or (B) no Mortgage-Backed Security supported by a pool including such Mortgage Loan has been issued within forty-five (45) days after the Certificating Custodian's receipt of such documentation, and (iii) segregate and, during each Negative Security Period, properly identify all such documentation as collateral of the Secured Parties that secures the Secured Obligations. Before the Collateral Agent delivers documentation pursuant to this subsection (e), the Grantor shall have delivered to the Collateral Agent or any other applicable Person such forms; duly executed by the Grantor, or written notification that the Grantor has made the appropriate entries into any applicable electronic telecommunications network utilized by FHLMC, FNMA or GNMA, as required under the applicable Agency Guides or Take-Out Commitments to effect delivery to the Certificating Custodian of such Mortgage Loans and payment therefor in accordance with the instructions of the Collateral Agent. The Grantor further agrees to (x) enter into such arrangements and agreements with the Collateral Agent, the Certificating Custodian and each of the Agencies as may be necessary to facilitate the issuance of Mortgage-Backed Securities under the respective Mortgage-Backed Securities programs of such Agencies and
(y) conform its procedures relating to the formation of such pools and the delivery of such forms and certifications required by FHLMC, FNMA and GNMA, as the case may be, to the established procedures of the Collateral Agent with respect thereto.

     (f) RETURN OF MORTGAGE LOANS BY CERTIFICATING CUSTODIAN. If the Certificating Custodian returns to the Collateral Agent documentation relating to any Mortgage Loan following the Certificating Custodian's determination that such Mortgage Loan is not suitable for pooling, the Collateral Agent shall hold such documentation in accordance with the terms hereof, and, following the Grantor's request that such Mortgage Loan be included in the HomeSide Tranche A Borrowing Base for purposes of determining the value thereof pursuant to a HomeSide Tranche A Borrowing Base Addition Report, shall also include such Mortgage Loan in the HomeSide Tranche A Borrowing Base if (but only if) such Mortgage Loan constitutes an Eligible Mortgage Loan.

     (g) PTC AND SEG ACCOUNTS. The Collateral Agent shall (i) maintain at all times in its name with the Participants Trust Company (the "PTC"), or with a participant of the PTC if the Collateral Agent is not a participant of the PTC, a "Seg Account" (or an account that shall not at any time be subject to a security interest in favor of the PTC or anyone benefiting through the PTC), into which each GNMA Mortgage-Backed Security shall be initially deposited or credited when issued, and (ii) maintain at all times in its name with a bank that is a member of the Federal Reserve Bank of New York a securities account into which each FHLMC Mortgage-Backed Security or FNMA Mortgage-Backed Security shall be entered when issued. In all circumstances, possession, maintenance and transfer of Mortgage-Backed Securities in, to and from such accounts shall be under the sole and exclusive control of the Collateral Agent, and the Grantor shall have no access to, control of or dominion over such accounts.

     (h) MBS CUSTODY ACCOUNT. The Grantor has established and shall at all times maintain a pledged securities custodial account (Account No. MR7635586) with the Administrative Agent (the "MBS Custody Account") for the purpose of holding all Mortgage-Backed Securities. The MBS Custody Account shall be a "no access" account to the Grantor maintained in the Collateral Agent's name for the benefit of the Grantor. The Collateral Agent shall have exclusive control over the disposition of all Mortgage-Backed Securities held in the MBS Custody Account, and the Grantor shall have no right to transfer, trade or otherwise direct the disposition of such Mortgage-Backed Securities. Pursuant to Section 3 hereof, the Grantor has granted to the Collateral Agent, for the benefit of the Secured Parties, a security interest in the MBS Custody Account and in any and all Mortgage-Backed Securities at any time held therein or credited thereto as collateral security for the Secured Obligations. This subsection (h) shall constitute irrevocable notice to the Collateral Agent that the MBS Custody Account is a "no access" account to the Grantor. The Collateral Agent shall hold its security interest in the MBS Custody Account and all Mortgage-Backed Securities at any time held therein or credited thereto, for the benefit of the Secured Parties, with all rights of a secured party under the UCC and other applicable New York or federal law. In no circumstances shall the Grantor have access to, control of or dominion over the MBS Custody Account.

     (i) ISSUANCE OF MORTGAGE-BACKED SECURITIES. The Grantor shall promptly confirm to the Collateral Agent the issuance of each Mortgage-Backed Security supported by a pool of Mortgage Loans constituting Collateral prior to such issuance. Upon the issuance of Mortgage-Backed Securities, (A) the security interest of the Collateral Agent, for the benefit of the Secured Parties, in the pooled Mortgage Loans supporting such Mortgage-Backed Securities (but not in the Proceeds thereof) shall cease, (B) for purposes of determining the HomeSide Tranche A Borrowing Base, such Mortgage Loans shall be removed from the HomeSide Tranche A Borrowing Base and, upon receipt by the Collateral Agent of a HomeSide Tranche A Borrowing Base Addition Report in respect thereof, such Mortgage-Backed Securities shall be deemed submitted for inclusion in the HomeSide Tranche A Borrowing Base and (C) such Mortgage-Backed Securities and the Proceeds thereof shall be subject to a security interest in favor of the Collateral Agent for the benefit of the Secured Parties during any Negative Security Period. The Collateral Agent and the Grantor shall comply with all rules and regulations, if any, of the applicable Agency, the PTC, the applicable Federal Reserve Bank and any applicable Governmental Authority for recognizing, creating and perfecting security interests in such Mortgage-Backed Securities and shall, to the extent consistent with such rules and regulations, comply with the procedures set forth on ATTACHMENT 3 hereto. For Book-Entry Mortgage-Backed Securities, the Collateral Agent and the Grantor shall cause the applicable security to be issued in the name of or pledged or transferred to the Collateral Agent (or a financial intermediary for the Collateral Agent), as bailee for the Secured Parties, as collateral security for the Secured Obligations, and the Grantor shall identify the Collateral Agent (or its financial intermediary), for the benefit of the Secured Parties, as the Person to whom such Mortgage-Backed Security shall be issued on the forms required by FHLMC, FNMA or GNMA under their respective Agency Guides or in entries into any electronic telecommunications network utilized by FHLMC, FNMA or GNMA. The Collateral Agent shall make such entries with respect to such Mortgage-Backed Securities on its books and records as necessary to reflect the transfer and pledge of such securities for the benefit of the Secured Parties. The Collateral Agent shall also ensure that each of the Administrative Agent, the Grantor, itself and any other applicable Person receive such confirmation, if any, of the pledge as is necessary to effect a Perfected Assignment with respect to the pledged security. All such Mortgage-Backed Securities shall be credited "free" when issued to the Collateral Agent or a financial intermediary of the Collateral Agent. For certificated Mortgage-Backed Securities, the Collateral Agent or its bailee (including, without limitation, the Administrative Agent) shall have received and be holding in its possession for the benefit of the Secured Parties the original Mortgage-Backed Security certificate, which shall be registered in the name of the Collateral Agent or accompanied by a duly executed (in blank), undated, transfer power or other instrument of assignment sufficient to transfer the security to the Collateral Agent for the benefit of the Secured Parties. Immediately upon demand of the Collateral Agent, the Grantor shall provide the Collateral Agent and the Administrative Agent with evidence that the Grantor has taken all steps and performed all actions necessary to ensure that the Collateral Agent holds, for the benefit of the Secured Parties, a valid, perfected and first priority security interest in all Mortgage-Backed Securities.

     (j) SECURITIES SETTLEMENT ACCOUNT. Unless the Administrative Agent has notified the Collateral Agent that a Default or an Event of Default has occurred and is continuing or until otherwise notified by the Administrative Agent (by telephone, telefacsimile or otherwise), from time to time the Collateral Agent shall arrange for the timely transfer of any Mortgage-Backed Securities to an Approved Investor (including any of the Agencies), or the nominee thereof, in accordance with the terms of any applicable Take-Out Commitment. The Grantor agrees to provide the Collateral Agent with written or electronic designation of such Approved Investors, together with the appropriate instructions for crediting such Approved Investors' respective accounts. All deliveries of Mortgage-Backed Securities to such Approved Investors shall be made only "against payment" by such Approved Investors to the Securities Settlement Account (as hereinafter defined), in immediately available funds, of the full purchase price of such Mortgage-Backed Securities, in accordance with the terms of such Take-Out Commitments. The Grantor shall provide the Collateral Agent and the Administrative Agent with evidence that it has directed all Approved Investors or other purchasers to pay the proceeds of Mortgage-Backed Securities purchases directly to a "no access" account to the Grantor (account no. 230-204937) maintained in the Administrative Agent's name alone for the benefit of the Grantor (the "Securities Settlement Account"). The Collateral Agent shall hold its security interest in the Securities Settlement Account and all funds at any time held therein for the benefit of the Secured Parties and with all rights of a secured party under the UCC and other applicable New York law. In no circumstances shall the Grantor have access to, control of or dominion over the Securities Settlement Account. The Collateral Agent hereby appoints the Administrative Agent to hold the Securities Settlement Account pursuant to the terms hereof for the benefit of the Secured Parties with all rights of a secured party under the UCC and other applicable New York law, and the Administrative Agent hereby accepts such appointment. Upon the Collateral Agent's full receipt of the purchase price of any Mortgage-Backed Security in accordance with this subsection (j) the security interest created by this Agreement in the affected Mortgage-Backed Security (but not in the Proceeds thereof) shall be automatically released. Unless a Default or an Event of Default shall be continuing, amounts held from time to time in the Securities Settlement Account may, upon the instructions of the Grantor, be invested in Cash Equivalents.

     (k) RELEASE OF CERTAIN MORTGAGE LOANS RELATING TO ELIGIBLE EARLY BUYOUT ADVANCE RECEIVABLES IN CONNECTION WITH FORECLOSURE PROCEEDINGS. Unless and until otherwise notified by the Administrative Agent (by telephone, telefacsimile or otherwise) that a Default or an Event of Default has occurred and is continuing, upon delivery from time to time by the Grantor to the Collateral Agent of a shipping request and authorization to ship in the form of ATTACHMENT 7-A hereto, with all blanks completed in conformity therewith, the Collateral Agent shall release documentation constituting or relating to Mortgage Loans obtained by the Grantor in connection with an Eligible Early Buyout Advance Receivable and pledged hereunder to the attorney or title insurance company that has been requested by the Grantor to commence foreclosure proceedings in respect of such Mortgage Loans. Any transmittal of documentation for Mortgage Loans in the possession of the Collateral Agent to such attorney or title company in connection with such foreclosure proceedings shall be under cover of a transmittal letter substantially in the form of ATTACHMENT 7-F hereto (during a Negative Security Period) or ATTACHMENT 7-G hereto (during a Positive Security Period), with all blanks completed in conformity therewith and duly executed by the Collateral Agent. In each case of transmittal of documentation constituting or relating to Mortgage Loans pursuant to this subsection (k), the Collateral Agent shall instruct the recipient thereof that it shall return to the Collateral Agent, within 45 days of receipt of such documentation, either (i) evidence of the completion of the foreclosure proceedings in respect of such Mortgage Loans or (ii) all documentation relating to such Mortgage Loans if such foreclosure proceedings have not been completed.

     (l) NO COLLATERAL RELEASE DURING DEFAULT OR EVENT OF DEFAULT. If the Collateral Agent has been notified in writing by the Administrative Agent that a Default or an Event of Default has occurred and is continuing, the Collateral Agent shall not, and shall incur no liability to the Grantor or any other Person for refusing to, release any item of Collateral to the Grantor or any other Person without the express prior written consent and at the direction of the Administrative Agent.

     (m) SERVICING SETTLEMENT ACCOUNT. With respect to any amounts owed to the Grantor in respect of Servicing Receivables or other Servicing Rights (including, without limitation, all Eligible Default-Related Advance Receivables, Eligible Early Buyout Advance Receivables, Eligible Foreclosure Advance Receivables, Eligible P&I Advance Receivables, Eligible Paid-in-Full Buyout Advance Receivables, Eligible T&I Advance Receivables, proceeds of the sale of Servicing Rights and all termination and other fees payable in respect of Servicing Rights) other than from a mortgagor in respect of the applicable Mortgage Loan, if requested by the Administrative Agent, the Collateral Agent and the Grantor shall instruct any obligor in respect of such Servicing Receivable or other Servicing Rights that all amounts payable on account of such Servicing Receivable or other Servicing Rights are to be paid directly by such party to a "no access" account of the Grantor (account no. 230-205038) maintained in the Administrative Agent's name alone at the office of the Administrative Agent for the benefit of the Grantor (the "Servicing Settlement Account"). The Grantor shall, upon demand of the Collateral Agent or the Administrative Agent, provide the Collateral Agent and the Administrative Agent with evidence that the Grantor has directed such obligors to pay such amounts directly into the Servicing Settlement Account. Unless a Default or an Event of Default shall be continuing, amounts held from time to time in the Servicing Settlement Account may, upon the instructions of the Grantor, be invested in Cash Equivalents. With respect to any amounts owed to the Grantor in respect of Servicing Receivables or other Servicing Rights as to which the Administrative has not requested that such instructions be given to such obligors or which are received by the Grantor contrary to such instructions, the Grantor shall, on the Business Day of its receipt thereof, deposit any and all such amounts in a blocked account or other "no access" account in the name of the Administrative Agent, which account shall be designated by, and subject to terms and conditions satisfactory to, the Collateral Agent and the Administrative Agent. All funds so deposited by the Grantor in such blocked or other account shall be promptly transferred to the Servicing Settlement Account.

     (n) SECURITY INTEREST IN SERVICING SETTLEMENT ACCOUNT. Pursuant to Section 3 hereof, the Grantor has granted to the Collateral Agent, for the benefit of the Secured Parties, effective during any Negative Security Period, a security interest in the Servicing Settlement Account and each other blocked or other account of the type contemplated in subsection (m) above, and in any and all funds, securities, Cash Equivalents and other items at any time held therein as collateral security for the Obligations. This subsection (n) shall constitute irrevocable notice to the Collateral Agent that the Servicing Settlement Account is a "no access" account to the Grantor. The Collateral Agent shall hold its security interest in the Servicing Settlement Account and all funds at any time held therein for the benefit of the Secured Parties and with all rights of a secured party under the UCC and other applicable New York law. In no circumstances shall the Grantor have access to, control of or dominion over the Servicing Settlement Account. The Collateral Agent hereby appoints the Administrative Agent to hold the Servicing Settlement Account pursuant to the terms hereof for the benefit of the Secured Parties with all rights of a secured party under the UCC and other applicable New York law, and the Administrative Agent hereby accepts such appointment.

     (o) TRANSFER OF FUNDS FROM SETTLEMENT ACCOUNTS. The Administrative Agent shall transfer by 3:00 P.M. of each Business Day from one or more Settlement Accounts to an account of the Administrative Agent or to the accounts of the Lenders, the lesser of (i) all amounts owing to each of the Secured Parties pursuant to the terms of the Credit Agreement and each of the other Loan Documents, and (ii) all immediately available funds on deposit in the Settlement Accounts. The Administrative Agent shall determine the order of transfers from the Settlement Accounts, and will apply the funds so transferred in payment of all such amounts so owing in conformity with the provisions of the Credit Agreement (whether upon instructions of the Collateral Agent or otherwise). Except during the continuance of a Default or an Event of Default, after the transfer of funds described in the first sentence of this subclause (o), on each Business Day, the Administrative Agent shall (unless otherwise instructed by the Borrower) transfer all remaining available funds on deposit in the Settlement Accounts (if any) to the Funding Account.

     7.   Rights of the Secured Parties; Limitations on Secured Parties'
          --------------------------------------------------------------
          Obligations.
          -----------

     (a) It is expressly agreed by the Grantor that, anything herein to the contrary notwithstanding, the Grantor shall remain liable to observe and perform all the conditions, duties and obligations to be observed and performed by it relating to the Collateral, and the Grantor shall perform all of its duties and obligations thereunder, all in accordance with and pursuant to the terms and provisions relating thereto. Neither the Collateral Agent nor any other Secured Party shall have any obligation or liability under any instrument, agreement, contract or other document by reason of or arising out of this Agreement or the granting of a security interest in any instrument, agreement, contract or other document to the Collateral Agent on behalf and for the ratable benefit of the Secured Parties of a security interest therein or the receipt by the Collateral Agent or any other Secured Party of any payment relating to any of the foregoing pursuant hereto, nor shall the Collateral Agent or any other Secured Party be required or obligated in any manner to perform or fulfill any of the obligations of the Grantor thereunder, or to make any payment, or to make any inquiry as to the nature or the sufficiency of any payment received by it or the sufficiency of any performance by any party thereunder, or to present or file any claim, or to take any action to collect or enforce any performance or the payment of any amounts which may have been assigned to it or to which it may be entitled at any time or times.

     (b) Subject to the terms of this Agreement, the Collateral Agent authorizes the Grantor to collect all sums due or to become due (including, without limitation, Proceeds) in respect of any Collateral ("Collateral Payments"), provided that such collection is performed in a prudent and businesslike manner, and the Collateral Agent may, upon the occurrence and during the continuance of any Default or Event of Default and without notice, limit or terminate said authority at any time. If required by the Collateral Agent at any time during the continuance of any Default or Event of Default, any Collateral Payments, when first collected by the Grantor shall be promptly delivered by the Grantor to the Collateral Agent in precisely the form received (with all necessary indorsements), and until so turned over shall be deemed to be held in trust by the Grantor for and as the Collateral Agent's property, for the benefit of the Secured Parties, and shall not be commingled with the Grantor's other funds or properties. Such Collateral Payments, when so delivered to the Collateral Agent, shall continue to be collateral security for all of the Secured Obligations and shall not constitute payment thereof until applied as hereinafter provided. The Collateral Agent shall upon the request of the Required Lenders apply all or a part of the funds so delivered to the principal of and/or interest on any of the Secured Obligations in accordance with the provisions of Section 17(h) hereof.

     (c) The Collateral Agent may at any time, upon the occurrence and during the continuance of any Default or Event of Default, notify any party that is or might become obligated to make any Collateral Payment that the Collateral and the right, title and interest of the Grantor in and under the Collateral have been assigned to the Collateral Agent, for the benefit of the Secured Parties, and that any or all of such Collateral Payments shall be made directly to the Collateral Agent or its designee. Upon the request of the Collateral Agent, the Grantor will so notify such parties. Upon the occurrence and during the continuance of a Default or an Event of Default, the Collateral Agent may in its own name or in the name of others communicate with all such parties to verify with such parties to the Collateral Agent's satisfaction the existence, amount and terms of any such obligation in respect of any Collateral Payment.

     8.   Representations and Warranties.
          ------------------------------

     (a) The Grantor hereby represents and warrants to the Secured Parties as follows:

               (i) The Grantor is the sole owner of each item of the Collateral in which it purports to grant a security interest hereunder, having good title thereto, free and clear of any and all Liens or any other right, title, claim or interest, except for the security interest granted pursuant to this Agreement.

               (ii) No effective security agreement, financing statement, equivalent security or lien instrument or continuation statement covering all or any part of the Collateral is on file or of record in any public office, except such as may have been filed by the Grantor in favor of the Collateral Agent, for the benefit of the Secured Parties, pursuant to this Agreement.

               (iii) Each Mortgage Loan serviced by or on behalf of FHLMC or FNMA included in the Eligible Servicing Portfolio is covered by a FHLMC Acknowledgment Agreement or FNMA Acknowledgment Agreement, respectively, that is in full force and effect.

               (iv) Each Approved Non-Agency Mortgage Loan that is included in the Eligible Servicing Portfolio is covered by an Acknowledgment Agreement that is in full force and effect.

               (v) Except as otherwise provided in Section 28 hereof, all action necessary to protect and perfect the valid and perfected first priority security interest in each item of the Collateral has been duly taken (except to the extent that subsequent delivery of documents or instruments is permitted herein or in the Credit Agreement in connection with Eligible Wet Loans).

               (vi) The Grantor's principal place of business and the place where its records concerning the Collateral are kept are set forth on
     Schedule I hereto.

               (vii) All information heretofore, herein, or hereafter supplied to the Collateral Agent or any other Secured Party by or on behalf of the Grantor with respect to the Collateral is accurate and complete in all material respects.

               (viii) No consent of any other Person is required for the grant of the security interest provided herein by the Grantor in any of the Collateral, other than consents that have been obtained (subject to any consents that may relate to Servicing Rights not covered by an Acknowledgment Agreement), nor will any consent need to be obtained upon the occurrence of an Event of Default for the Secured Parties to exercise their rights with respect to any of such Collateral.

               (ix) To the best of the Grantor's knowledge, no Obligor or other Person responsible or liable for any Collateral Payment has any defense, set off, claim or counterclaim against the Grantor that can be asserted against the Collateral Agent or any other Secured Party.

     (b) The Collateral Agent hereby represents and warrants to the Grantor and each of the other Secured Parties as follows:

               (i) The Collateral Agent is a national banking association duly incorporated, validly existing and in good standing under the laws of the United States of America.

               (ii) The execution, delivery and performance by the Collateral Agent of this Agreement are within the Collateral Agent's corporate powers, have been duly authorized by all necessary corporate action and do not contravene the Collateral Agent's certificate of incorporation or bylaws, any Requirement of Law or any order or decree of any court, or any contractual obligation of the Collateral Agent.

               (iii) No consent, authorization, approval or other action by, and no notice to or filing with, any Governmental Authority or any other Person is required for the due execution, delivery and performance by the Collateral Agent of this Agreement.

               (iv) This Agreement has been duly executed and delivered by the Collateral Agent and is the legal, valid and binding obligation of the Collateral Agent, enforceable against the Collateral Agent in accordance with its terms, except as enforceability may be limited by applicable bankruptcy, insolvency and other similar laws affecting creditors' rights generally and by general principles of equity.

     9.   Additional Representations and Warranties Concerning Mortgage Loans,
          --------------------------------------------------------------------
Mortgage-Backed Securities and Servicing Receivables Etc.
---------------------------------------------------------

     By adding any Mortgage Loan or Mortgage-Backed Security to the HomeSide Tranche A Borrowing Base or any Servicing Receivable to the HomeSide Tranche B Borrowing Base in accordance with Section 4 of this Agreement, the Grantor shall be deemed to represent and warrant to the Secured Parties at and as of the date of such addition that each of the statements set forth with respect to such Mortgage Loan, Mortgage-Backed Security or Servicing Receivable in the definition of Eligible First Mortgage Loan, Eligible Second Mortgage Loan, Eligible Mortgage-Backed Security, Eligible Early Buyout Advance Receivable, Eligible Default-Related Advance Receivable, Eligible Foreclosure Advance Receivable, Eligible Paid-in-Full Buyout Advance Receivable, Eligible P&I Advance Receivable or Eligible T&I Advance Receivable, as the case may be, is true and correct. If any such statement may be untrue or incorrect in any respect at any time, then the Grantor shall promptly so notify the Administrative Agent and the Collateral Agent by telefacsimile, and such Mortgage Loan, Mortgage-Backed Security or Servicing Receivable shall be deemed to have no value for purposes of determining the HomeSide Tranche A Borrowing Base or the HomeSide Tranche B Borrowing Base, as the case may be (whether or not the Grantor has given such notice).

     10.  Standard of Care of Collateral Agent; Duties; Indemnification.
          -------------------------------------------------------------

     The Collateral Agent is a bailee for hire and shall hold the Collateral in accordance with customary standards for those engaged as custodians of commercial documents in similar capacities. Nothing contained herein or in the Credit Agreement shall be construed to make the Collateral Agent a trustee or other fiduciary for the Administrative Agent or any other Secured Party. Notwithstanding anything to the contrary contained herein:

     (a) The provisions of the Credit Agreement, this Agreement and the annexes, schedules, exhibits and attachments hereto set forth the exclusive duties of the Collateral Agent and no implied duties or obligations shall be read into this Agreement against the Collateral Agent. The Collateral Agent shall not be bound in any way by any agreement or contract other than this Agreement and the annexes, the exhibits and the attachments hereto and any other agreement to which it is a party. The Collateral Agent shall not be required to ascertain or inquire as to the performance or observance of any or the conditions or agreements to be performed or observed by any other party, except as specifically provided in this Agreement and the annexes, schedules, exhibits and attachments hereto. The Collateral Agent disclaims any responsibility for the validity or accuracy of the recitals to this Agreement and any representations and warranties contained herein, unless specifically identified as recitals, representations or warranties of the Collateral Agent.

     (b) Throughout the term of this Agreement, the Collateral Agent shall have no responsibility for ascertaining the value, collectability, insurability, enforceability, effectiveness or suitability (except as otherwise provided by the Collateral Review Procedures set forth on ATTACHMENT 3 hereto) of any Collateral, the title of any party therein, the validity or adequacy of the security afforded thereby or the validity of this Agreement (except as to Collateral Agent's authority to enter into this Agreement and to perform its obligations hereunder).

     (c) The Collateral Agent shall not be under any duty to examine or pass upon the genuineness, validity, or legal sufficiency of any of the documents constituting part of any Mortgage Loan file, including, without limitation, whether any document purporting to be an assignment is in recordable form or whether any Evidence of Notice to Customer and Rescission is in compliance with Regulation Z or other applicable law, and shall be entitled to assume that all documents constituting part of such files are genuine and valid and that they are what they purport to be and that any endorsements or assignments thereof are genuine and valid. The Collateral Agent may rely upon and shall be protected in acting in good faith upon any notice, resolution, request, consent, order, certificate, report, statement or other paper or document appearing on its face to be genuine and to have been signed or presented by the proper party or parties or by a person or persons authorized to act on behalf of the proper party or parties. The Collateral Agent shall not be liable for any action or omission to act as bailee, except for its own gross negligence or willful misconduct.

     (d) No provision of this Agreement shall require the Collateral Agent to expend or risk its own funds or otherwise incur any financial liability in the performance of any of its duties hereunder or in the exercise of any of its rights or powers, if, in its judgment, it shall believe that repayment of such funds or adequate indemnity against such risk or liability is not assured to it.

     (e) The Collateral Agent is not responsible for preparing or filing any reports or returns relating to federal, state or local income taxes with respect to this Agreement, other than for the Collateral Agent's compensation or for reimbursement of expenses.

     (f) The Grantor agrees to reimburse, indemnify and hold harmless the Collateral Agent and its directors, officers, employees, Affiliates and agents from and against any and all liabilities, obligations, losses, damages, penalties, actions, judgments, suits, costs, expenses (including, without limitation, reasonable attorneys' fees and disbursements and allocated costs of internal counsel) or disbursements of any kind or nature that may be imposed on, incurred by or asserted against the Collateral Agent and its directors, officers, employees, Affiliates and agents arising from or connected with the Collateral Agent's execution and performance of this Agreement, including, but not limited to, the claims of any third parties, including any assignee. The foregoing shall apply regardless of whether such liabilities, obligations, losses, damages, penalties, actions, judgments, suits, costs, expenses or disbursements are in any way or to any extent caused, in whole or in part, by any negligent act or omission of any kind by the Collateral Agent; PROVIDED that the Grantor shall not be liable for any portion of such liabilities, obligations, losses, damages, penalties, actions, judgments' suits, costs, expenses or disbursements resulting from gross negligence or willful misconduct on the part of the Collateral Agent. This provision shall survive the termination of this Agreement.

     (g) At its sole cost and expense, the Collateral Agent shall have the power to employ such agents as it may deem necessary or appropriate in the performance of its duties and the exercise of its powers under this Agreement.

     11.  Fees and Expenses of Collateral Agent.
          -------------------------------------

     The Collateral Agent shall notify the Grantor of all reasonable fees, expenses, and charges of the Collateral Agent arising out of the Collateral Agent's entering into this Agreement and performing its duties and obligations under this Agreement (including in connection with the enforcement of remedies hereunder and realization upon the Collateral), and (except as set forth in
Section 10(g) hereof) such fees, expenses and charges shall be paid promptly by the Grantor or, if already paid by the Collateral Agent, the Grantor shall reimburse the Collateral Agent promptly therefor. The Collateral Agent shall receive reasonable additional compensation from the Grantor for services rendered beyond those specifically enumerated in this Agreement, PROVIDED that the Collateral Agent shall, to the extent possible, provide reasonable advance notice to the Grantor of such services and its estimate of fees, expenses and charges in connection therewith. The Collateral Agent may employ, at the Grantor's expense, such legal counsel and other experts as it reasonably deems necessary in connection with entering into this Agreement and performing its duties and obligations under this Agreement. The Collateral

Agent may rely upon and shall be protected if acting in good faith upon the advice of such legal counsel or experts.

     12.  Removal or Resignation of Collateral Agent.
          ------------------------------------------

     The Administrative Agent, upon the direction of the Required Lenders, may, at any time, remove and discharge the Collateral Agent from the performance of its duties under this Agreement, effective (a) immediately if such termination is for cause or (b) upon not less than thirty (30) days' prior written notice to the Collateral Agent and the Grantor if such termination is without cause. In addition, the Collateral Agent may, at any time, terminate its agreement to act as the Collateral Agent hereunder, effective upon sixty (60) days' prior written notice to the Grantor, the Administrative Agent and the Lenders. Upon the effective date of any such termination, the Collateral Agent shall promptly deliver the Collateral then held by it and any and all books and records (or copies thereof) relating thereto, to the Administrative Agent or to such other person or entity as the Administrative Agent may direct in writing, and shall cooperate with the Administrative Agent and any successor Collateral Agent in order to effect the orderly transfer of the Collateral and the rights and obligations of the Collateral Agent hereunder to any successor Collateral Agent. Upon resignation or removal of the Collateral Agent hereunder, the Administrative Agent and the Required Lenders shall appoint a successor Collateral Agent. If no successor Collateral Agent shall have been so appointed, and shall have accepted such appointment, before the end of the thirty (30) or sixty (60) day period referred to above, as the case may be, then the Administrative Agent (or, at the discretion of the Administrative Agent, an Affiliate of the Administrative Agent) shall succeed as Collateral Agent.

     13.  Availability of Documents.
          -------------------------

     The Administrative Agent and each other Secured Party and its agents, accountants, attorneys and auditors will be permitted during normal business hours at any time and from time to time upon reasonable notice to the Collateral Agent to examine and inspect (to the extent permitted by applicable law) the files, documents, records and other papers in the possession or under the control of the Collateral Agent relating to any or all of the Collateral and to make copies thereof. As long as no Default or Event of Default has occurred and is continuing, any such activity will be at no cost or expense to the Grantor; if a Default or Event of Default has occurred and is continuing, all costs and expenses associated with the exercise by the Administrative Agent or any other Secured Party of its rights under this Section 13 shall be paid by the Grantor within fifteen (15) days of receipt by the Grantor from the Administrative Agent or such other Secured Party of a statement setting forth in reasonable detail the amount thereof.

     14.  Covenants.
          ---------

     The Grantor covenants and agrees with the Collateral Agent and the other Secured Parties that from and after the date of this Agreement and until the Secured Obligations are fully satisfied:

     (a) FURTHER DOCUMENTATION; PLEDGE OF INSTRUMENTS AND CHATTEL PAPER. At any time and from time to time, upon the written request of the Collateral Agent, and at the sole expense of the Grantor, the Grantor will promptly and duly execute and deliver any and all such further instruments and documents and take such further action as the Collateral Agent may reasonably deem necessary or desirable to obtain the full benefits of this Agreement and of the rights and powers herein granted, including, without limitation, using its best efforts to secure all consents and approvals necessary or appropriate for the assignment to the Collateral Agent of any Collateral held by the Grantor or in which the Grantor has any rights not heretofore assigned, the filing of any financing or continuation statements under the UCC with respect to the Liens and security interests granted hereby and transferring Collateral to the Collateral Agent's (or its bailee's) possession (if a security interest in such Collateral can be perfected by possession). The Grantor also hereby authorizes the Collateral Agent to file any such financing or continuation statement without the signature of the Grantor to the extent permitted by applicable law. If any of the Collateral shall be or become evidenced by any instrument, the Grantor agrees to pledge such instrument to the Collateral Agent and shall duly endorse such instrument in a manner satisfactory to the Collateral Agent and deliver the same to the Collateral Agent. The Grantor shall hold any such instrument in its possession in trust for the benefit of the Secured Parties until the delivery thereof to the Collateral Agent as provided herein.

     (b) MAINTENANCE OF RECORDS. The Grantor will keep and maintain at its own cost and expense satisfactory and complete records of the Collateral, including, without limitation, a record of all payments received and all credits granted with respect to the Collateral and all other dealings with the Collateral. The Grantor will mark its books and records pertaining to the Collateral to evidence this Agreement and the Lien and security interests granted hereby. For the Collateral Agent's and the other Secured Parties' further security, the Grantor agrees that the Collateral Agent and the other Secured Parties shall have a special property interest in all of the Grantor's books and records pertaining to the Collateral and, upon the occurrence and during the continuance of any Default or Event of Default, the Grantor shall deliver and turn over any such books and records to the Collateral Agent or to its representatives at any time on demand of the Collateral Agent.

     (c) INDEMNIFICATION. In any suit, proceeding or action brought by the Collateral Agent or any other Secured Party relating to all or any portion of the Collateral or any Collateral Payment for any sum owing thereunder, or to enforce any right in respect of the Collateral or any Collateral Payment, the Grantor will indemnify and save and keep harmless the Collateral Agent and each of the other Secured Parties from and against all expense, loss or damage suffered by reason of any defense, set-off, counterclaim, recoupment or reduction of liability whatsoever of the obligor thereunder, arising out of a breach by the Grantor of any obligation thereunder or arising out of any other agreement, indebtedness or liability at any time owing to, or in favor of, such obligor or its successors from the Grantor, and all such obligations of the Grantor shall be and remain enforceable against and only against the Grantor and shall not be enforceable against the Collateral Agent or any other Secured Party.

     (d) COMPLIANCE WITH LAWS, ETC. The Grantor will comply, in all material respects, with all acts, rules, regulations, orders, decrees and directions of any Governmental

Authority, applicable to the Collateral or any part thereof or to the operation of the Grantor's business; PROVIDED, HOWEVER, that the Grantor may contest any act, regulation, order, decree or direction in any reasonable manner which shall not, in the sole opinion of the Collateral Agent, adversely affect the Collateral Agent's rights hereunder or adversely affect the first priority of its Lien on and security interest in the Collateral for the benefit of the Secured Parties.

     (e) PAYMENT OF OBLIGATIONS. The Grantor will pay promptly when due all taxes, assessments and governmental charges or levies imposed upon the Collateral or in respect of its income or profits therefrom and all claims of any kind (including, without limitation, claims for labor, materials and supplies), except that no such charge need be paid if (i) such non-payment does not involve any danger of the sale, forfeiture or loss of any of the Collateral or any interest therein, and (ii) such charge is adequately reserved against in accordance with and to the extent required by GAAP.

     (f) COMPLIANCE WITH TERMS OF AGREEMENTS, ETC. In all material respects, the Grantor will comply with and perform with all obligations, covenants, conditions and other agreements with respect to any of the Collateral and all other agreements related thereto to which it is a party or by which it is bound.

     (g) LIMITATION ON LIENS ON COLLATERAL. The Grantor will not create, permit or suffer to exist, and will defend the Collateral against and take such other action as is necessary to remove, any Lien on the Collateral except the Liens created under this Agreement and the other Loan Documents, and will defend the right, title and interest of the Collateral Agent and the other Secured Parties in and to any of the Grantor's rights in and under the Collateral and in and to the Proceeds thereof against the claims and demands of all Persons whomsoever.

     (h) LIMITATIONS ON DISPOSITION. The Grantor will not sell, lease, transfer or otherwise dispose of any of the Collateral, or attempt or contract to do so, except as permitted by the Credit Agreement, this Agreement or the other Loan Documents.

     (i) FURTHER IDENTIFICATION OF COLLATERAL. The Grantor will, if so requested by the Collateral Agent, furnish to the Collateral Agent, as often as the Collateral Agent reasonably requests, statements and schedules further identifying and describing the Collateral and such other reports in connection with the Collateral as the Collateral Agent may reasonably request, all in reasonable detail.

     (j) NOTICES. The Grantor will advise the Collateral Agent promptly, in reasonable detail, (i) of any Lien or claim made or asserted against any of the Collateral, (ii) of any material change in the composition of the Collateral, and (iii) of the occurrence of any other event which would have a material adverse effect on the aggregate value of the Collateral or on the security interests created hereunder.

     (k) RIGHT OF INSPECTION. Upon reasonable notice to the Grantor (unless a Default or an Event of Default has occurred and is continuing, in which case no notice is necessary), the Collateral Agent, each of the other Secured Parties, and their respective agents, accountants, attorneys and auditors shall at all times have full and free access during normal business hours to all the files, documents, records and other papers of the Grantor, and the Collateral Agent, each of the other Secured Parties and their respective agents, accountants, attorneys and auditors may examine the same, take extracts therefrom and make photocopies thereof, and the Grantor agrees to render to the Collateral Agent, at the Grantor's cost and expense, such clerical and other assistance as may be reasonably requested with regard thereto.

     (l) CONTINUOUS PERFECTION. The Grantor will not change its name, identity or corporate structure in any manner which might make any financing or continuation statement filed in connection herewith seriously misleading within the meaning of Section 9-402(7) of the UCC (or any other then applicable provision of the UCC) unless the Grantor shall have given the Collateral Agent at least 30 days' prior written notice thereof and shall have taken all action (or made arrangements to take such action substantially simultaneously with such change if it is impossible to take such action in advance) necessary or reasonably requested by the Collateral Agent to amend such financing statement or continuation statement so that it is not seriously misleading. The Grantor will not change its principal place of business or remove its records, each as set forth on Schedule I hereto, unless it gives the Collateral Agent at least 30 days' prior written notice thereof and has taken such action as is necessary to cause the security interest of the Collateral Agent in the Collateral to continue to be perfected.

     (m) INSURANCE. The Grantor will keep the Collateral insured against loss, damage, then and other risks customarily covered by insurance and such other risks as the Collateral Agent may reasonably request.

     (n) OTHER ACTS. The Grantor will do all acts that a prudent investor would deem necessary or desirable to maintain, preserve and protect the Collateral.

     (o) DEFENSE OF ACTIONS. The Grantor will appear in and defend, at the Grantor's sole cost and expense (unless such action or proceeding arises solely from an act or failure to act by a Secured Party which act or failure to act is determined to be gross negligence or willful misconduct), any action or proceeding that may affect its title to or the Secured Parties' interest in the Collateral.

     (p) REPORTS. Within five Business Days after the end of each calendar month, the Grantor will provide to the Administrative Agent and the Collateral Agent a report in respect of each type of Eligible Servicing Receivable, which report shall be set forth (a) except for Eligible P&I Advance Receivables, in loan-level detail (including, without limitation, loan number, mortgagor name and receivable amount), and (b) with respect to Eligible P&I Receivables, by investor remittance type, in each case, in form and substance satisfactory to the Administrative Agent.

     15.  The Collateral Agent's Appointment as Attorney-in-Fact.
          ------------------------------------------------------

     (a) The Grantor hereby irrevocably constitutes and appoints the Collateral Agent and any officer or agent thereof, with full power of substitution, as its true and lawful attorney-in-fact with full irrevocable power and authority in the place and stead of the Grantor and in the name of the Grantor or in its own name, from time to time in the Collateral Agent's discretion, for the purpose of carrying out the terms of this Agreement, to take any and all appropriate action and to execute and deliver any and all documents and instruments which the Collateral Agent may deem necessary or desirable to accomplish the purposes of this Agreement and, without limiting the generality of the foregoing, hereby gives the Collateral Agent the power and right, on behalf of the Grantor, without notice to or assent by the Grantor to do the following:

               (i) to ask, demand, collect, receive and give acquittances and receipts for any and all moneys due and to become due under any Collateral and, in the name of the Grantor or in its own name or otherwise, to take possession of and endorse and collect any checks, drafts, notes, acceptances or other instruments for the payment of moneys due under any Collateral and to file any claim or to take any other action or proceeding in any court of law or equity or otherwise deemed appropriate by the Collateral Agent for the purpose of collecting any and all such moneys due under any Collateral whenever payable and to file any claim or to take any other action or proceeding in any court of law or equity or otherwise deemed appropriate by the Collateral Agent for the purpose of collecting any and all such moneys due under any Collateral whenever payable;

               (ii) to pay or discharge taxes, Liens, security interests or other encumbrances levied or placed on or threatened against the Collateral, to effect any insurance called for by the terms of this Agreement and to pay all or any part of the premiums therefor and the costs thereof; and

               (iii) (A) to direct any party liable for any Collateral Payment under any of the Collateral to make any and all Collateral Payments due and to become due thereunder, directly to the Collateral Agent or as the Collateral Agent shall direct; (B) to receive payment of and receipt for any and all moneys, claims and other amounts due and to become due at any time, in respect of or arising out of any Collateral; (C) to sign and indorse any invoices, freight or express bills, bills of lading, storage, trust or warehouse receipts, drafts against debtors, assignments, verifications and notices in connection with accounts and other documents constituting or relating to the Collateral; (D) to commence and prosecute any suits, actions or proceedings at law or in equity in any court of competent jurisdiction to collect the Collateral or any part thereof and to enforce any other right in respect of any Collateral; (E) to defend any suit, action or proceeding brought against the Grantor with respect to any Collateral; (F) to settle. compromise or adjust any suit, action or proceeding described above and, in connection therewith. to give such discharges or releases as the Collateral Agent may deem appropriate; (G) to license or, to the extent permitted by an applicable license, sublicense, whether general, special or otherwise, and whether on an exclusive or non-exclusive basis, any patent or trademark constituting Collateral, throughout the world for such term or terms, on such conditions, and in such manner, as the Collateral Agent shall in its sole discretion determine; and
     (H) generally to sell, transfer, pledge, make any agreement with respect to or otherwise deal with any of the Collateral as fully and completely as though the Collateral Agent were the absolute owner thereof for all purposes, and to do, at the Collateral Agent's option and the Grantor's expense, at any time, or from time to time, all acts and things which the Collateral Agent reasonably deems necessary to protect, preserve or realize upon the Collateral and the Collateral Agent's and the other Secured Parties' Lien therein, in order to effect the intent of this Agreement, all as fully and effectively as the Grantor might do.

     (b) The Collateral Agent agrees that, except upon the occurrence and during the continuance of any Default or Event of Default, it will forbear from exercising the power of attorney or any rights granted to the Collateral Agent pursuant to this Section 15. The Grantor hereby ratifies, to the extent permitted by law, all that any said attorney shall lawfully do or cause to be done by virtue hereof. The power of attorney granted pursuant to this Section 15, being coupled with an interest, shall be irrevocable until the Secured Obligations are indefeasibly paid in full.

     (c) The powers conferred on the Collateral Agent hereunder are solely to protect the Collateral Agent's and the other Secured Parties' interests in the Collateral and shall not impose any duty upon it to exercise any such powers. The Collateral Agent shall be accountable only for amounts that it actually receives as a result of the exercise of such powers and neither it nor any of its officers, directors, employees or agents shall be responsible to the Grantor for any act or failure to act, except for its own gross negligence or willful misconduct.

     (d) The Grantor also authorizes the Collateral Agent, at any time and from time to time upon the occurrence and during the continuance of a Default or Event of Default, (i) to communicate in its own name with any party to any contract, instrument, agreement or document constituting Collateral with regard to the assignment of the right, title and interest of the Grantor therein and thereunder and other matters relating thereto and (ii) to execute, in connection with the sale provided for in Section 17 hereof, any indorsements, assignments or other instruments of conveyance or transfer with respect to the Collateral.

     16.  Performance by the Collateral Agent of the Grantor's Obligations.
          ----------------------------------------------------------------

     If the Grantor fails to perform or comply with any of its agreements contained herein and the Collateral Agent, as provided for by the terms of this Agreement, shall itself perform or comply, or otherwise cause performance or compliance, with such agreement, the reasonable expenses of the Collateral Agent incurred in connection with such performance or compliance, together with interest thereon at the highest rate then in effect in respect of the Loans, shall be payable by the Grantor to the Collateral Agent on demand and shall constitute Secured Obligations secured hereby.

     17.  Remedies, Rights Upon an Event of Default.
          -----------------------------------------

     (a) If any Event of Default shall occur and be continuing, the Collateral Agent shall, at the request of the Administrative Agent (acting upon the direction of the Required Lenders), or may with the consent of the Administrative Agent (acting upon the direction of the Required Lenders), exercise in addition to all other rights and remedies granted to it in this Agreement and in any other instrument or agreement securing, evidencing or relating to the Secured Obligations, all rights and remedies of a secured party under the UCC or as otherwise provided by applicable law or in equity. Without limiting the generality of the foregoing, the Grantor expressly agrees that in any such event the Collateral Agent, without demand of performance or other demand, advertisement or notice of any kind (except the notice specified below of time and place of public or private sale) to or upon the Grantor or any other Person (all and each of which demands, advertisements and/or notices are hereby expressly waived to the maximum extent permitted by the UCC and other applicable law), may forthwith (i) enter onto property where any Collateral or books and records relating thereto are located and take possession thereof with or without judicial process, (ii) prior to the disposition of any Collateral, prepare such Collateral for disposition in any manner and to the extent the Administrative Agent or Collateral Agent deems appropriate, (iii) collect, receive, appropriate and realize upon the Collateral, or any part thereof, and/or sell, lease, assign, give an option or options to purchase, or sell or otherwise dispose of and deliver said Collateral (or contract to do so), or any part thereof, in one or more parcels at public or private sale or sales, at any exchange or broker's board or any of the Collateral Agent's offices or elsewhere at such prices as it may deem best, for cash or on credit or for future delivery without assumption of any credit risk. The Collateral Agent or any other Secured Party shall have the right upon any such public sale or sales, and, to the extent permitted by law, upon any such private sale or sales, to purchase the whole or any part of said Collateral so sold. Each purchaser at any such sale or other disposition shall hold the Collateral free from any claim or right of whatever kind, including, without limitation, any equity or right of redemption of the Grantor, and the Grantor specifically waives and releases (to the extent permitted by law) all rights of redemption, stay, or appraisal that it has or may have under any rule of law or statute now existing or hereafter adopted. The Grantor further agrees, at the Collateral Agent's request, to assemble the Collateral and make it available to the Collateral Agent at places which the Collateral Agent shall reasonably select, whether at the Grantor's premises or elsewhere. The Collateral Agent shall apply the net proceeds of any such collection, recovery receipt, appropriation, realization or sale, as provided in Section 17(h) hereof, the Grantor remaining liable for any deficiency remaining unpaid after such application, and only after so paying over such net proceeds and after the payment by the Collateral Agent of any other amount required by any provision of law, including Section 9-504(1)(c) of the UCC, need the Collateral Agent account for the surplus, if any, to the Grantor. To the maximum extent permitted by applicable law, the Grantor waives all claims, damages, and demands against the Secured Parties arising out of the repossession, retention or sale of the Collateral. The Grantor agrees that the Collateral Agent need not give more than ten days' notice of the time and place of any public sale or of the time after which a private sale may take place and that such notice is reasonable notification of such matters. The Grantor shall remain liable for any deficiency if the proceeds of any sale or disposition of the Collateral are insufficient to pay all amounts to which the Secured Parties are entitled, the Grantor also being liable for the fees and expenses of any attorneys employed by the Collateral Agent and the other Secured Parties to collect such deficiency. Upon the exercise by the Collateral Agent of any remedy hereunder, the Grantor shall (x) upon request of the Collateral Agent, deliver to the Collateral Agent all computer software, tapes, records, documents, escrow deposits and other deposits in its possession or under its control relating to the Collateral, and (y) cooperate with the Collateral Agent in every respect in effecting such delivery.

     (b) In furtherance and not in limitation of the rights of the Collateral Agent set forth in this Section 17, upon the acceleration of the maturity of the Loans or other Secured Obligations as provided in the Credit Agreement, at the request and direction of the Administrative Agent, the Collateral Agent may, in addition to any other rights it may have, do one or more of the following, subject to the terms of the relevant Servicing Contract, Acknowledgment Agreement, Agency Guide or applicable law (it being understood that if there is any conflict between any such relevant Servicing Contract, Acknowledgment Agreement, Agency Acknowledgment Agreement, Agency Guide or applicable law and this Agreement, then the terms of such Servicing Contracts, Acknowledgment Agreement, Agency Acknowledgment Agreement, Agency Guide or applicable law shall prevail):

               (i) succeed the Grantor as servicer under any or all of the Servicing Contracts as absolute assignee thereof and not merely as security;

               (ii) appoint a third party as successor servicer under any or all of the Servicing Contracts;

               (iii) sell to a third party or itself or otherwise transfer any of the Grantor's right, title, interest or obligations with respect to the Servicing Contracts, including without limitation the right to hold and/or place the escrow deposits associated therewith; or

               (iv) require the Grantor, notwithstanding any action taken by the Collateral Agent under clause (iii), to remain as servicer under any Servicing Contract for a reasonable period of time, such period not to exceed 180 days.

Notwithstanding anything herein to the contrary, the Collateral Agent shall have no obligations as servicer under any Servicing Contracts unless and until the Collateral Agent has succeeded the Grantor as servicer of such Mortgage Loans pursuant to this subsection (b).

     (c) The Collateral Agent's rights under clauses (i), (ii) and (iii) of subsection (b) above shall respectively include, without limitation, the right to succeed the Grantor as servicer, appoint a successor servicer or transfer any or all of its rights with respect to the Servicing Rights and/or the Servicing Contracts of the Grantor, or any successor to the Grantor in bankruptcy or similar proceedings, rejects any Servicing Contracts. As successor servicer under such clause (i), the Collateral Agent shall notify all interested Persons thereof and take such further action as it shall deem necessary or appropriate. Upon the Collateral Agent's (x) succeeding the Grantor as servicer under such clause (i), (y) appointing a third party as a successor servicer under any Servicing Contract under such clause (ii), or (z) transferring any of the Grantor's right, title, interest and obligations under such clause (iii), the Grantor shall have no further rights under or with respect to the Servicing Rights (or to such rights, title, interest or obligations in the case of a transfer under clause (iii)), to any other documents pertaining thereto or to the related escrow deposits.

     (d) Upon the exercise by the Collateral Agent of any remedy set forth in subsection (b) or (c) above, the Grantor shall:

               (i) upon request of the Collateral Agent, deliver to the Collateral Agent all computer software, tapes, records, documents, escrow deposits and other deposits in its possession or under its control relating to the Collateral, and

               (ii) cooperate with the Collateral Agent in every reasonable respect in effecting the succession of a successor servicer.

     (e) If the Collateral Agent or any appointee of the Collateral Agent succeeds the Grantor as successor servicer under any Servicing Contract, the Collateral Agent or such appointee, as the case may be, shall only assume those obligations that a successor servicer under such Servicing Contract is obligated to assume; PROVIDED that neither the Collateral Agent or its appointee nor any other Secured shall be liable for any failure of the Grantor to perform its obligations under any Servicing Contract or for any other breach thereof. Nothing herein contained shall be construed as an assumption by the Collateral Agent or its appointee or any other Secured Party of any liability of the Grantor with respect to any of the Collateral, and the Grantor shall be and remain responsible for all such liabilities.

     (f) The Grantor also agrees to pay all reasonable costs and expenses of the Collateral Agent and each of the other Secured Parties, including, without limitation, attorneys' fees, incurred in connection with the enforcement of any of their rights and remedies hereunder.

     (g) The Grantor hereby waives presentment, demand, protest or any notice (to the maximum extent permitted by applicable law) of any kind in connection with this Agreement or any Collateral.

     (h) The Proceeds of any sale, disposition or other realization upon all or any part of the Collateral shall be distributed by the Collateral Agent in the following order of priorities:

         First, to the payment of the costs and expenses of such sale, disposition or other realization, including, without limitation, all expenses of the Collateral Agent and its agents including the fees and expenses of its counsel, and all expenses, liabilities and advances made or incurred by the Collateral Agent and the other Secured Parties in connection therewith or pursuant to Section 7 hereof;

          Next, to the Administrative Agent, for distribution by it in accordance with the terms of the Credit Agreement; and

          Finally, after payment in full of all the Secured Obligations, to the payment to the Grantor, or its successors or assigns, or to whomsoever may be lawfully entitled to receive the same as a court of competent jurisdiction may direct.

     18.  Limitation on the Secured Parties' Duty in Respect of Collateral.
          ----------------------------------------------------------------

     No Secured Party shall have any duty as to any Collateral in its possession or control or in the possession or control of any agent or nominee of it or any income thereon or as to the preservation of rights against prior parties or any other rights pertaining thereto, except that each Secured Party shall use reasonable care with respect to the Collateral in its possession or under its control. Upon request of the Grantor, the Collateral Agent shall account for any moneys received by it in respect of any foreclosure on or disposition of the Collateral.

     19.  Rights with Respect to GNMA; Acknowledgment Agreements.
          ------------------------------------------------------

     (a) Notwithstanding anything contained herein or in any of the other Loan Documents to the contrary, the Collateral Agent, by executing this Agreement, and each of the other Secured Parties, by executing the Credit Agreement, acknowledge that (a) the Grantor is entitled to servicing income with respect to any GNMA pool of Mortgage Loans only so long as the Grantor is a GNMA Issuer/Servicer in good standing; (b) upon the Grantor's loss of such good standing status, the Secured Parties' rights to any such servicing income also terminate; and (c) the pledge of rights to servicing income with respect to any GNMA pool of Mortgage Loans hereunder conveys no rights (such as the right to become a substitute servicer) that are not otherwise specifically provided for in the applicable GNMA Guide. Notwithstanding anything contained herein or in the other Loan Documents to the contrary, to the extent that any Acknowledgment Agreement is executed and delivered by FNMA and such agreement or the FNMA Guide relating thereto provides that the Grantor may not pledge security interests in rights relating to servicing income to secure Loans, the proceeds of which Loans are used for purposes prohibited by such agreement or FNMA Guide, then the Collateral Agent and the other Secured Parties shall not be deemed to have such a security interest to the extent such security interest serves as collateral for such prohibited use; provided that nothing contained herein shall affect the validity or enforceability of (x) security interests in such rights pledged to secure Loans whose purposes are not prohibited and (y) the assignment of the proceeds of such rights to the Secured Parties, and provided further that if at any time the use of the proceeds of such Loans is no longer prohibited, then such security interest shall be valid, binding, perfected, enforceable and in full force and effect.

     (b) The security interest created by this Agreement is subject and subordinate to all rights, powers, and prerogatives of FNMA under and in connection with (i) the terms and conditions of that certain Acknowledgment Agreement, with respect to the security interest created hereunder, by and between FNMA, the Grantor and the Collateral Agent, (ii) the

Mortgage Selling and Servicing Contract and all applicable Pool Purchase Contracts between FNMA and the Grantor, and (iii) the FNMA Guide, as such Guide is amended from time to time ((ii) and (iii) collectively, the "FNMA Contract"), which rights, powers, and prerogatives include, without limitation, the right of FNMA to terminate the FNMA Contract with or without cause and the right to sell, or have transferred, the Servicing Rights as therein provided.

     (c) The security interest referred to in this Agreement is subject and subordinate in each and every respect (a) to all rights, powers and prerogatives of one or more of the following: FHLMC, FNMA, GNMA, or such other investors that own mortgage loans, or which guaranty payments on securities based on and backed by pools of mortgage loans, identified herein (the "Investors"); and (b) to all claims of an Investor arising out of any and all defaults and outstanding obligations of the debtor to the Investor. Such rights, powers and prerogatives of the Investors may include, without limitation, one or more of the following: the right of an Investor to disqualify the Grantor from participating in a mortgage selling or servicing program or a securities guaranty program with such Investor; the right to terminate contract rights of the Grantor relating to such a mortgage selling or servicing program or securities guaranty program; and the right to transfer and sell all or any portion of such contract rights following the termination of those rights.

     20.  Notices.
          -------

     All notices and other communications provided for hereunder shall be in writing (including telegraphic, telex, telecopy, or cable communication) and mailed, telegraphed, telexed, telecopied, cabled or delivered by hand, addressed to any party hereto at the address of such party specified in the Credit Agreement, or, as to each party, at such other address as shall be designated by such party in a written notice to each other party complying as to delivery with the terms of this Section. All such notices and other communications shall, when mailed, telegraphed, telexed, telecopied, cabled or delivered, be effective when deposited in the mails, delivered to the telegraph company, confirmed by telex answerback, telecopied with confirmation of receipt, delivered to the cable company, or delivered by hand to the addressee or its Collateral Agent, respectively.

     21.  Amendments, Etc.
          ---------------

     No amendment or waiver of any provision of this Agreement or consent to any departure by the Grantor therefrom shall in any event be effective unless the same shall be in writing, signed by the Grantor, the Administrative Agent (upon the direction of the Required Lenders or all of the Lenders, as required by the Credit Agreement) and the Collateral Agent, and then any such waiver or consent shall only be effective in the specific instance and for the specific purpose for which given.

     22.  No Waiver; Remedies.
          -------------------

     (a) No failure on the part of any Secured Party to exercise, and no delay in exercising, any right hereunder shall operate as a waiver thereof; nor shall any single or partial exercise of any right hereunder preclude any other or further exercise thereof or the exercise of any other right. The remedies herein provided are cumulative, may be exercised singly or concurrently, and are not exclusive of any remedies provided by law or any of the other Loan Documents.

     (b) Failure by any of the Secured Parties at any time or times hereafter to require strict performance by the Grantor or any other Person of any of the provisions, warranties, terms or conditions contained in any of the Loan Documents now or at any time or times hereafter executed by the Grantor or any such other Person and delivered to any of the Secured Parties shall not waive, affect or diminish any right of any of the Secured Parties at any time or times hereafter to demand strict performance thereof, and such right shall not be deemed to have been modified or waived by any course of conduct or knowledge of any of the Secured Parties, or any agent, officer or employee of any Secured Party.

     23.  Successors and Assigns.
          ----------------------

     This Agreement and all obligations of the Grantor hereunder shall be binding upon the successors and assigns of the Grantor, and shall, together with the rights and remedies of the Collateral Agent hereunder, inure to the benefit of the Collateral Agent, each of the other Secured Parties, and their respective successors and assigns. Notwithstanding the foregoing, the Grantor may not assign or transfer any of its rights or obligations under this Agreement without the prior written consent of each Lender, the Administrative Agent and the Collateral Agent.

     24.  Governing Law.
          -------------

     THIS AGREEMENT SHALL BE GOVERNED BY, AND BE CONSTRUED AND INTERPRETED IN ACCORDANCE WITH, THE LAW OF THE STATE OF NEW YORK.

     25.  Entire Agreement; Severability.
          ------------------------------

     This Agreement and the other Loan Documents constitute the entire agreement and understanding between the parties hereto and supersede any and all prior or contemporaneous agreements and understandings of such Persons, oral or written, relating to the subject matter hereof and thereof. In addition, there are no promises, undertakings, representations or warranties by the Collateral Agent or any other Secured Party relating to the subject matter hereof not expressly set forth or referred to herein or in the other Loan Documents. All waivers by the Grantor provided for in this Agreement have been specifically negotiated by the parties with full cognizance and understanding of their respective rights. If any of the provisions of this Agreement shall be held invalid or unenforceable, this Agreement shall be construed as if not containing such provisions, and the rights and obligations of the parties hereto shall be construed and enforced accordingly.

     26.  Waiver of Jury Trial.
          --------------------

     EACH OF THE GRANTOR, THE ADMINISTRATIVE AGENT AND THE COLLATERAL AGENT WAIVES ANY RIGHT IT MAY HAVE TO TRIAL BY JURY IN ANY ACTION OR PROCEEDING TO ENFORCE OR DEFEND ANY RIGHTS OR REMEDIES HEREUNDER, UNDER THE CREDIT AGREEMENT OR UNDER ANY OF THE OTHER LOAN DOCUMENTS OR ANY OTHER DOCUMENT RELATING TO ANY OF THE FOREGOING.

     27.  Further Indemnification.
          -----------------------

     The Grantor agrees to pay, and to save the Collateral Agent and each other Secured Party harmless from, any and all liabilities with respect to, or resulting from any delay in paying, any and all excise, sales or other similar taxes which may be payable or determined to be payable with respect to any of the Collateral or in connection with any of the transactions contemplated by this Agreement.

     28.  Release and Reinstatement.
          -------------------------

     (a) During any Positive Security Period, upon the written request of the Grantor and subject to the conditions precedent set forth below, the Collateral Agent shall release the Collateral from the Lien in favor of the Collateral Agent for the benefit of the Secured Parties hereunder and, as evidence of such release of Lien, shall execute and deliver to the Grantor (i) a confirmation of such release in the form of that attached hereto as ATTACHMENT 9, (ii) such UCC termination statements as are necessary to terminate all existing UCC-1 financing statements covering the Collateral filed by the Collateral Agent on behalf of the Secured Parties and (iii) such notices and instructions to all appropriate Persons to release such Lien on any Mortgage-Backed Security, it being expressly acknowledged and agreed by the Collateral Agent, the Agent and the Grantor that during any Positive Security Period the Secured Obligations are intended to be and become unsecured obligations. During the effectiveness of a Positive Security Period, the Borrower, in lieu of the Collateral Agent, will maintain possession of the Collateral as set forth herein, and shall utilize a trust receipt in the form of that attached hereto as ATTACHMENT 5-B and letters in the forms of those attached hereto as ATTACHMENT 7-C, ATTACHMENT 7-E and ATTACHMENT 7-G in releasing Collateral to the Grantor and shipping Collateral pursuant hereto in lieu of the trust receipt form attached hereto as ATTACHMENT 5-A and the letters attached hereto as ATTACHMENT 7-B, ATTACHMENT 7-D and ATTACHMENT 7-F, respectively. As conditions precedent to the release of Lien contemplated hereby:

               (i) Immediately prior to and immediately following the release of Lien contemplated hereby, there shall not exist any Default or Event of Default;

               (ii) There shall exist a Positive Security Period both immediately prior to and immediately following the release of Lien contemplated hereby; and

               (iii) The Grantor shall have executed and conditionally delivered to the Collateral Agent new UCC-1 financing statements in form and substance acceptable to the Collateral Agent accompanied by the Grantor's irrevocable written authorization for the Collateral Agent to file such UCC-1 financing statements upon the occurrence of a Negative Security Event.

     (b) Nothing contained in this Section 28 shall in any manner or to any extent affect the obligations of the Grantor hereunder and under the other Loan Documents, it being expressly acknowledged and agreed by the Grantor that the release of the Lien contemplated hereby shall not affect the terms and provisions of the Loan Documents except to the extent that during any Positive Security Period, the Secured Obligations shall not be secured by the Collateral, PROVIDED that notwithstanding the other provisions of this Agreement to the contrary, during the effectiveness of any Positive Security Period, each document to be delivered to or held by the Collateral Agent shall be delivered to or held by the Borrower in lieu thereof, and each review and report to be undertaken or signed by the Collateral Agent shall be undertaken or signed by the Borrower in lieu thereof.

     (c) If following the Closing Date or the release of the Lien contemplated by subparagraph (a) above there shall occur a Negative Security Event:

               (i) The Grantor shall automatically be deemed to assign, convey, mortgage, pledge, hypothecate and transfer to the Collateral Agent, on behalf and for the ratable benefit of the Secured Parties, and automatically be deemed to grant to the Collateral Agent, on behalf and for the ratable benefit of the Secured Parties, a security interest in, and effective upon the occurrence of such Negative Security Event hereby does so assign, convey, mortgage, pledge, hypothecate and transfer to the Collateral Agent, for the ratable benefit of the Secured Parties, hereby does so grant a security interest in, the Collateral, including, without limitation, all Collateral then in the possession of the Collateral Agent, as collateral security for the Secured Obligations;

               (ii) The Collateral Agent shall no later than five Business Days following receipt of notification from the Administrative Agent of such Negative Security Event (A) record the UCC-1 financing statements previously delivered to it pursuant to subparagraph (a)(iii) above and (B) commence to utilize the trust receipt in the form of that attached hereto as ATTACHMENT 5-A and the letters in the forms of those attached hereto as ATTACHMENT 7-B, ATTACHMENT 7-D and ATTACHMENT 7-F in releasing Collateral to the Grantor and shipping Collateral pursuant to this Agreement; and

               (iii) The Grantor shall take such other actions and execute and deliver such additional documents, instruments and agreements as the Administrative Agent, the Collateral Agent and the Required Lenders shall reasonably request to obtain for the Secured Parties the benefit of the Collateral.

     (d) The reinstatement of the Lien of the Collateral Agent for the benefit of the Secured Parties on the Collateral following a Negative Security Event shall in no manner affect the rights, powers and remedies of the Collateral Agent or the other Secured Parties otherwise available under the Loan Documents, including, without limitation, the right to accelerate the Secured Obligations and to refuse to make further Loans under the Credit Agreement in the event there exists a Default or an Event of Default.

     (e) Upon the written request of the Grantor, so long as no Default or Event of Default has occurred and is continuing or would result therefrom, from time to time (but in no event more frequently than once per calendar quarter) the Collateral Agent shall, at the sole cost and expense of the Grantor, release Servicing Receivables and any other Servicing Rights arising in connection with Servicing Contracts with Approved Investors (other than an Agency) which do not constitute Eligible Servicing Receivables or otherwise constitute part of the Eligible Servicing Portfolio and which are not included in the HomeSide Tranche B Borrowing Base from the Lien in favor of the Collateral Agent for the benefit of the Secured Parties hereunder and, as evidence of such release of Lien, shall execute and deliver to the Grantor (i) a confirmation of such release in a form reasonably satisfactory to the Grantor, the Collateral Agent and the Administrative Agent, and (ii) such UCC amendments as are necessary to amend all existing UCC-1 financing statements covering the Servicing Receivables so released.

     (f) Upon the written request of the Grantor, so long as no Default or Event of Default has occurred and is continuing or would result therefrom, from time to time (but in no event more frequently than once per calendar quarter) the Collateral Agent shall, at the sole cost and expense of the Grantor, release Mortgage Loans constituting Collateral which are not included in the HomeSide Tranche A Borrowing Base from the Lien in favor of the Collateral Agent for the benefit of the Secured Parties hereunder and, as evidence of such release of Lien, shall execute and deliver to the Grantor (i) a confirmation of such release in a form reasonably satisfactory to the Grantor, the Collateral Agent and the Administrative Agent, and (ii) such further documents as are necessary to effect and evidence the release of such Lien on such Mortgage Loans.

     29.  Survival of Representations.
          ---------------------------

     All covenants, agreements, representations and warranties made herein shall survive the making by the Lenders of the Loans and the execution and delivery to the Administrative Agent for the account of the Lenders of the Notes regardless of any investigation made by the Collateral Agent or any of the other Secured Parties and of the Collateral Agent's and the other Secured Parties' access to any information and shall continue in full force and effect so long as any Secured Obligation is unpaid or unperformed.

     30.  Section Titles.
          --------------

     The Section titles contained in this Agreement are and shall be without substantive meaning or content of any kind whatsoever and are not a part of this Agreement.

     31.  Execution in Counterparts.
          -------------------------

     This Agreement may be executed in counterparts, each of which when so executed shall be deemed to be an original and all of which when taken together shall constitute one and the same agreement.

     IN WITNESS WHEREOF, each of the parties hereto has caused this Agreement to be executed and delivered by its duly authorized officer on the date first above written.

                                        HOMESIDE LENDING, INC.


                                        By:
                                           ---------------------------------
                                           Name:
                                           Title:


                                        THE CHASE MANHATTAN BANK, as
                                          Administrative Agent


                                        By:
                                           ---------------------------------
                                           Name:
                                           Title:


                                        THE FIRST NATIONAL BANK OF BOSTON,
                                          as Collateral Agent


                                        By:
                                           ---------------------------------
                                           Name:
                                           Title:

             SCHEDULE I TO SECURITY AND COLLATERAL AGENCY AGREEMENT


                   LOCATION OF RECORDS AND CERTAIN COLLATERAL
                   ------------------------------------------


Principal Place of Business:

7301 Baymeadows Way
Jacksonville, Florida 32256


Location of Records:

7301 Baymeadows Way
Jacksonville, Florida 32256

                               List of Attachments
                               -------------------


Attachment 1-A   HomeSide Tranche A Borrowing Base Addition Report (Mortgage
                 Loans)
Attachment 1-B   HomeSide Tranche A Borrowing Base Addition Report
                 (Mortgage-Backed Securities)
Attachment 1-C   HomeSide Tranche B Borrowing Base Addition Report (Servicing
                 Receivables)
Attachment 1-D   Receivables Certificate
Attachment 2     Required Documents
Attachment 3     Required Review Procedures
Attachment 4-A   HomeSide Tranche A Borrowing Base Certificate
Attachment 4-B   HomeSide Tranche B Borrowing Base Certificate
Attachment 5-A   Trust Receipt (During Negative Security Period)
Attachment 5-B   Trust Receipt (During Positive Security Period)
Attachment 6     Trust Receipt Procedures
Attachment 7-A   Shipping Request and Authorization
Attachment 7-B   Transmittal Letter (During Negative Security Period)
Attachment 7-C   Transmittal Letter (During Positive Security Period)
Attachment 7-D   Bailee Letter (Agency Pool Formation During Negative Security
                 Period)
Attachment 7-E   Bailee Letter (Agency Pool Formation During Positive Security
                 Period)
Attachment 7-F   Bailee Letter (Early Buyout Advance Related Receivables During
                 Negative Security Period)
Attachment 7-G   Bailee Letter (Early Buyout Related Advance Related Receivables
                 During Positive Security Period)
Attachment 8     Additional Required Documents
Attachment 9     Lien Release Acknowledgment

                                                                 ATTACHMENT 1-A
                                                                 --------------
                                                          TO SECURITY AGREEMENT
                                                          ---------------------



                           [On Letterhead of Grantor]
                HOMESIDE TRANCHE A BORROWING BASE ADDITION REPORT
                                (Mortgage Loans)
                                  No. ________



                                                     -------- --, ----


[Collateral Agent]
[Address]

Ladies and Gentlemen:

     Pursuant to the terms of the Amended and Restated Credit Agreement (as amended, supplemented or otherwise modified from time to time, the "Credit Agreement"), dated as of January 31, 1997, between the Lenders party thereto from time to time, the Balance Lenders named therein, The Chase Manhattan Bank, as Administrative Agent (the "Administrative Agent"), The First National Bank of Boston Association, as Collateral Agent (the "Collateral Agent"), Honolulu Mortgage Company, Inc. and the undersigned, and the Amended and Restated Security and Collateral Agency Agreement (as amended, supplemented or otherwise modified from time to time, the "Security Agreement"), dated as of January 31, 1997, among the Administrative Agent, the undersigned and the Collateral Agent, we hereby add the Mortgage Loans listed on the schedules attached hereto to the HomeSide Tranche A Borrowing Base. The capitalized terms used herein but not defined shall have the respective meanings as set forth in the Credit Agreement or the Security Agreement.

     With respect to each Mortgage Loan listed on the attached Schedule, we hereby certify that either (i) each of the documents listed on ATTACHMENT 2 to the Security Agreement that are required to be delivered for Mortgage Loans that may be included in the HomeSide Tranche A Borrowing Base has been delivered to you prior to (or is being delivered to you simultaneously with) the delivery of this report or (ii) in the case of Eligible Wet Loans, each of the documents listed on ATTACHMENT 2 to the Security Agreement will be delivered to you within 10 days after the date such Eligible Wet Loan is included in the HomeSide Tranche A Borrowing Base. We also certify that each such Mortgage Loan has closed or is scheduled to close by the close of business on the next Business Day after the date hereof. If any such scheduled closing does not take place, we agree to notify you by 12:00 noon (New York City time) on the Business Day after such scheduled closing and agree that such Mortgage Loan shall be given no value for purposes of determining the HomeSide Tranche A Borrowing Base.

     We hereby confirm that the Mortgage Loans listed on the attached schedules are pledged to the Collateral Agent as Collateral under the Security Agreement for the benefit of the Secured Parties as security for the Secured Obligations. We acknowledge and agree that the inclusion of such Mortgage Loans in the HomeSide Tranche A Borrowing Base constitutes "new value" as that term is used in Section 9-304(4) of the New York Uniform Commercial Code.

                                        HOMESIDE LENDING, INC.


                                        By:
                                           -----------------------------------
                                           Name:
                                           Title:

                                                                 ATTACHMENT 1-B
                                                                 --------------
                                                          TO SECURITY AGREEMENT
                                                          ---------------------


                           [On Letterhead of Grantor]
                HOMESIDE TRANCHE A BORROWING BASE ADDITION REPORT
                          (Mortgage-Backed Securities)
                                  No. ________



                                                     -------- --, -----


[Collateral Agent]
[Address]

Ladies and Gentlemen:

     Pursuant to the terms of the Amended and Restated Credit Agreement (as amended, supplemented or otherwise modified from time to time, the "Credit Agreement"), dated as of January 31, 1997, between the Lenders party thereto from time to time, the Balance Lenders named therein, The Chase Manhattan Bank, as Administrative Agent (the "Administrative Agent"), The First National Bank of Boston Association, as Collateral Agent (the "Collateral Agent"), Honolulu Mortgage Company, Inc. and the undersigned, and the Amended and Restated Security and Collateral Agency Agreement (as amended, supplemented or otherwise modified from time to time, the "Security Agreement"), dated as of January 31, 1997, among the Administrative Agent, the undersigned and the Collateral Agent, we hereby confirm the issuance of the Mortgage-Backed Securities listed on the schedule attached hereto and add such Mortgage-Backed Securities to the HomeSide Tranche A Borrowing Base. The capitalized terms used herein but not defined shall have the respective meanings as set forth in the Credit Agreement or the Security Agreement.

     With respect to each Mortgage-Backed Security listed on the attached schedule, we hereby certify that (a) if such Mortgage-Backed Security is certificated, it has been (or is simultaneously herewith being) deposited with you or your designated agent, bailee or custodian, endorsed in blank for transfer, and (b) if such Mortgage-Backed Security is a Book-Entry Mortgage-Backed Security, such Mortgage-Backed Security is the subject of a Perfected Assignment.

     We hereby confirm that the Mortgage-Backed Securities listed on the attached schedule are pledged to you as Collateral under the Security Agreement for the benefit of the Secured Parties as security for the Secured Obligations.

                                             HOMESIDE LENDING, INC.


                                             By:
                                                -------------------------------
                                                Name:
                                                Title:

                                                                 ATTACHMENT 1-C
                                                                 --------------
                                                          TO SECURITY AGREEMENT
                                                          ---------------------



                              [Grantor Letterhead]

                HOMESIDE TRANCHE B BORROWING BASE ADDITION REPORT
                -------------------------------------------------

                                  No. ________



                                                     -------- --, ----


[Collateral Agent]
[Address]

Ladies and Gentlemen:

     Pursuant to the terms of the Amended and Restated Credit Agreement (as amended, supplemented or otherwise modified from time to time, the "Credit Agreement"), dated as of January 31, 1997, among the Lenders party thereto from time to time, the Balance Lenders named therein, The Chase Manhattan Bank as Administrative Agent, The First National Bank of Boston as Collateral Agent, Honolulu Mortgage Company, Inc. and the undersigned, and the Amended and Restated Security and Collateral Agency Agreement (as amended, supplemented or otherwise modified from time to time, the "Security Agreement"), dated as of January 31, 1997, among the Administrative Agent, the undersigned and the Collateral Agent, we hereby add the Servicing Receivables listed on the attached schedules hereto to the HomeSide Tranche B Borrowing Base. The capitalized terms used herein but not defined shall have the respective meanings as set forth in the Credit Agreement or Security Agreement.

     With respect to each Eligible Early Buyout Advance Receivable, Eligible Foreclosure Advance Receivable, and/or Eligible Paid-In-Full Buyout Receivable listed on the attached Schedule A, we hereby certify that each of the documents listed on ATTACHMENT 2 of the Security Agreement that is required to be delivered for such Servicing Receivables that may be included in the HomeSide Tranche B Borrowing Base has been delivered to you prior to (or is being delivered to you simultaneously with) the delivery of this report.

     We hereby confirm that the Servicing Receivables listed on the attached Schedule A are pledged to the Collateral Agent as Collateral under the Security Agreement for the benefit of the Secured Parties as security for the Secured Obligations. We acknowledge and agree that the inclusion of such Servicing Receivables in the HomeSide Tranche B Borrowing Base constitutes "new value" as that term is used in Section 9-304(4) of the New York Uniform Commercial Code.


                                        HOMESIDE LENDING, INC.


                                        By:
                                           ------------------------------------
                                           Name:
                                           Title:

Schedule A
to HomeSide Tranche B Borrowing Base Addition Report No. _____


1.   ELIGIBLE EARLY BUYOUT ADVANCE RECEIVABLES

                            Mortgagor                            Receivable
Loan No.                    Name                                 Amount
--------                    ----                                 ------




2.   ELIGIBLE PAID-IN-FULL BUYOUT ADVANCE RECEIVABLES

                            Mortgagor                            Receivable
Loan No.                    Name                                 Amount
--------                    ----                                 ------




3.   ELIGIBLE FORECLOSURE ADVANCE RECEIVABLES


                            Mortgagor                            Receivable
Loan No.                    Name                                 Amount
--------                    ----                                 ------

                                                                 ATTACHMENT 1-D
                                                                 --------------
                                                          TO SECURITY AGREEMENT
                                                          ---------------------


                              [Grantor Letterhead]

                             RECEIVABLES CERTIFICATE

                                  No. ________



                                                     -------- --, ----

[Collateral Agent]
[Address]

Ladies and Gentlemen:

     Pursuant to the terms of the Amended and Restated Credit Agreement (as amended, supplemented or otherwise modified from time to time, the "Credit Agreement"), dated as of January 31, 1997, among the Lenders party thereto from time to time, the Balance Lenders named therein, The Chase Manhattan Bank as Administrative Agent, The First National Bank of Boston as Collateral Agent, Honolulu Mortgage Company, Inc. and the undersigned, and the Amended and Restated Security and Collateral Agency Agreement (as amended, supplemented or otherwise modified from time to time, the "Security Agreement"), dated as of January 31, 1997, among the Administrative Agent, the undersigned and the Collateral Agent, set forth below is a true and co rect report of the Eligible P&I Advance Receivables, Eligible T&I Advance Receivables and Eligible Default-Related Advance Receivables included in the HomeSide Tranche B Borrowing Base on and as of the date hereof. The capitalized terms used herein but not defined shall have the respective meanings as set forth in the Credit Agreement or Security Agreement.

     We hereby confirm that the Servicing Receivables listed herein are pledged to the Collateral Agent as Collateral under the Security Agreement for the benefit of the Secured Parties as security for the Secured Obligations. We acknowledge and agree that the inclusion of such Servicing Receivables in the HomeSide Tranche B Borrowing Base constitutes "new value" as that term is used in Section 9-304(4) of the New York Uniform Commercial Code.

1.       ELIGIBLE P&I ADVANCE RECEIVABLES:                $[________]

2.       ELIGIBLE T&1 ADVANCE RECEIVABLES:                $[________]

3.       ELIGIBLE DEFAULT-RELATED
         ADVANCE RECEIVABLES                              $[________]

         TOTAL:                                           $[________]


                                             HOMESIDE LENDING, INC.


                                             By:_______________________________
                                                Name:__________________________
                                                Title:_________________________

                                                                   ATTACHMENT 2
                                                                   ------------
                                                          TO SECURITY AGREEMENT
                                                          ---------------------


                               REQUIRED DOCUMENTS
                               ------------------


                               REQUIRED DOCUMENTS
                               ------------------
                               FOR MORTGAGE LOANS
                               ------------------
                           SUBMITTED FOR INCLUSION IN
                           --------------------------
                      THE HOMESIDE TRANCHE A BORROWING BASE
                      -------------------------------------


1. Original Mortgage Loan note executed in favor of the Grantor (endorsed or assigned to the Grantor if purchased by the Grantor) and endorsed by the Grantor in blank.

2. In the case of any Mortgage Loan that is included in the Tranche A Borrowing Base for a period of 180 days or more, original recorded mortgage or deed of trust securing the above Mortgage Loan. In lieu of a recorded document, the Collateral Agent may accept a copy certified by the escrow company, title insurance company or closing agent to be a true copy of the original document.

3. In the case of any Mortgage Loan that is included in the Tranche A Borrowing Base for a period of 180 days or more, original assignment of the mortgage or deed of trust by the Grantor to the Collateral Agent with assignee in blank, but otherwise in recordable form.

4. If the Grantor was not the original holder of the mortgage, the original or a copy (certified by the Grantor and the closing attorney, correspondent, records office or escrow or title company) of a proper assignment or assignments of the mortgage or deed of trust from the original holder, through any subsequent transferees, to the Grantor.

5. With respect to a Mortgage Loan for which a note modification agreement has been executed, an original of such note modification agreement.

6. If any of the above documents has been executed by a person holding a power of attorney, an original or photocopy of such power of attorney certified by the Grantor.

                             REQUIRED DOCUMENTS FOR
                             ----------------------
                           MORTGAGE-BACKED SECURITIES
                           --------------------------
                              TO BE INCLUDED IN THE
                              ---------------------
                        HOMESIDE TRANCHE A BORROWING BASE
                        ---------------------------------


     If such Mortgage-Backed Security is certificated, the certificate has been deposited with the Collateral Agent or an agent, bailee and custodian of the Collateral Agent, properly endorsed in blank for transfer or, if such Mortgage-Backed Security is a Book-Entry Mortgage-Backed Security, evidence that such Book-Entry Mortgage-Backed Security is the subject of a Perfected Assignment. As applicable, all documentation required by the applicable Agency for MORNET and Ginnie Net submissions.

                  REQUIRED DOCUMENTS FOR ELIGIBLE EARLY BUYOUT
                  --------------------------------------------
                    ADVANCE RECEIVABLES, ELIGIBLE FORECLOSURE
                    -----------------------------------------
                  ADVANCE RECEIVABLES AND ELIGIBLE PAID IN FULL
                  ---------------------------------------------
                           BUYOUT ADVANCE RECEIVABLES
                           --------------------------


A.   Eligible Early Buyout Advance Receivables:
     -----------------------------------------

1. Original Mortgage Loan note, endorsed or assigned to the Grantor, and endorsed by the Grantor in blank.

2.   Original recorded mortgage or deed of trust securing the above Mortgage
     Loan.

3. Original assignment of the mortgage or deed of trust by the Grantor to the Collateral Agent with assignee in blank, but otherwise in recordable form.

4. The original of a proper assignment or assignments of the mortgage or deed of trust from the original holder, through any subsequent transferees, to the Grantor.

5. With respect to a Mortgage Loan for which a note modification agreement has been executed for the purpose of converting the interest payable on such Mortgage Loan from an adjustable rate to a fixed rate, an original of such note modification agreement.

6. If any of the above documents has been executed by a person holding a power of attorney, an original or photocopy of such power of attorney certified by the Grantor.

B.   Eligible Foreclosure Advance Receivables:
     ----------------------------------------

1. A copy of a letter from an appropriate attorney or representative of a title insurance company that the applicable foreclosure sale has been completed and that the Grantor was the successful bidder in respect thereof, or, in lieu thereof, such other evidence of the completion of such foreclosure as the Collateral Agent may request.

2. As soon as available, a copy of, as applicable (a) Form HUD-27011 Part A (Single Family application For Insurance Benefits), in the case of an FHA Insured Mortgage Loan, (b) VA Form 26-1874 (Claim Under Loan Guarantee), in the case of a VA-Insured Mortgage Loan, or (c) such claim form or other documentation as is required by the applicable Approved Investor or applicable private mortgage insurer. In each case, such documentation shall be completed by the Grantor in compliance with the FNMA Guide, the FHLMC Guide or other Approved Investor guidelines, as applicable.

C.   Eligible Paid-in-Full Buyout Advance Receivables:
     ------------------------------------------------

1. Original Mortgage Loan note, endorsed or assigned to the Grantor, and endorsed by the Grantor in blank.

2.   Original recorded mortgage or deed of trust securing the above Mortgage
     Loan.

3. Original assignment of the mortgage or deed of trust by the Grantor to the Collateral Agent with assignee in blank, but otherwise in recordable form.

4. The original of a proper assignment or assignments of the mortgage or deed of trust from the original holder, through any subsequent transferees' to the Grantor.

5. With respect to a Mortgage Loan for which a note modification agreement has been executed for the purpose of converting the interest payable on such Mortgage Loan from an adjustable rate to a fixed rate, an original of such note modification agreement.

6. If any of the above documents has been executed by a person holding a power of attorney, an original of such power of attorney certified by the Grantor.

7. Copies of all correspondence to and from the mortgagor in respect of the related Mortgage Loan evidencing such mortgagor's intention to liquidate such Mortgage Loan through a payoff, and setting forth the anticipated closing date thereof.

                                                                   ATTACHMENT 3
                                                                   ------------
                                                          TO SECURITY AGREEMENT
                                                          ---------------------



                           REQUIRED REVIEW PROCEDURES
                           --------------------------


1. All documents submitted are consistent with the information provided in the related schedule(s) attached to the HomeSide Tranche A Borrowing Base Addition Report or HomeSide Tranche B Borrowing Base Addition Report, as the case may be, as to mortgagor name, face amount, and loan number.

2. The note and mortgage/deed of trust each bears an original signature or signatures which appear to be those of the person or persons named as the maker and mortgagor/trustor, or, in the case of a certified copy of the mortgage/deed of trust, such copy bears what appears to be a reproduction of such signature or signatures.

3. Except for (a) the endorsement to the Grantor of the note in the event such loan was purchased by the Grantor and (b) the endorsement in blank of the note by the Grantor, neither the note, the mortgage/deed of trust, nor the assignment(s) of the mortgage deed of trust contain any irregular writings which appear on their face to affect the validity of any such endorsement or to restrict the enforceability of the document on which they appear.

4.   The note is endorsed in blank.

5.   The assignment of the mortgage/deed of trust bears an original signature.

                                                                 ATTACHMENT 4-A
                                                                 --------------
                                                          TO SECURITY AGREEMENT
                                                          ---------------------



              FORM OF HOMESIDE TRANCHE A BORROWING BASE CERTIFICATE
              -----------------------------------------------------

                                 (See Attached)

                                                                 ATTACHMENT 4-B
                                                                 --------------
                                                          TO SECURITY AGREEMENT
                                                          ---------------------


              FORM OF HOMESIDE TRANCHE B BORROWING BASE CERTIFICATE
              -----------------------------------------------------

                                 (See Attached)

                                                                 ATTACHMENT 5-A
                                                                 --------------
                                                          TO SECURITY AGREEMENT
                                                          ---------------------


                                  TRUST RECEIPT
                                  -------------
              (Release to Grantor During Negative Security Period)


                                                       Trust Receipt #_________

                                                       ______________ ___, ____


     The undersigned (the "Grantor"), acknowledges receipt from The First National Bank of Boston, acting as secured party, agent, bailee and custodian (in such capacity, the "Collateral Agent") for the exclusive benefit of the Secured Parties (as that term is defined in the Amended and Restated Security and Collateral Agency Agreement (as amended, supplemented or otherwise modified from time to time, the "Security Agreement"), dated as of January 31, 1997, between the Collateral Agent, the Grantor and The Chase Manhattan Bank, as Administrative Agent, of the following described property (the "Trust Property"), possession of which is herewith entrusted to the Grantor for the purposes set forth below:

Mortgage Loan #_______ Note Amount: ________ Obligor: ________ Purpose: [Specify nature of clerical or other documentation problem to be corrected.]

     The Grantor hereby acknowledges that a security interest pursuant to the New York Uniform Commercial Code in the Trust Property and in the proceeds of the Trust Property has been granted to the Collateral Agent, for the benefit of the Secured Parties, pursuant to the Security Agreement.

     In consideration of the delivery of the Trust Property by the Collateral Agent to the Grantor, the Grantor hereby agrees to hold the Trust Property in trust for the Collateral Agent and the Secured Parties as provided under and in accordance with all provisions of the Security Agreement and to return the Trust Property to the Collateral Agent no later than the close of business on the fourteenth (14th) calendar day following the date hereof or, if such day is not a Business Day, on the immediately preceding Business Day.

     The Grantor further agrees that at no time shall the value (determined in accordance with Section 4.1 of the Credit Agreement) of all Mortgage Loans (as defined in the Credit Agreement) included in the HomeSide Tranche A Borrowing Base (as defined in the

Credit Agreement) with respect to which notes or other documentation has been released under trust receipts exceed 1% of the HomeSide Tranche A Commitment Amount (as defined in the Credit Agreement) then in effect.

                                             HOMESIDE LENDING, INC.



                                             By:
                                                ------------------------------
                                             Name:
                                                  ----------------------------
                                             Title:
                                                   ---------------------------



Delivery to Grantor Acknowledged


THE FIRST NATIONAL BANK OF BOSTON,
as Collateral Agent


By:
   ------------------------------
Name:
     ----------------------------
Title:
      ---------------------------


The undersigned, acknowledges that the above-mentioned Trust Property has been returned to the Collateral Agent on _____________ __, ___.



THE FIRST NATIONAL BANK OF BOSTON,
as Collateral Agent

By:
   ------------------------------
Name:
     ----------------------------
Title:
      ---------------------------

                                                                 ATTACHMENT 5-B
                                                                 --------------
                                                          TO SECURITY AGREEMENT
                                                          ---------------------


                                  TRUST RECEIPT
                                  -------------
              (Release to Grantor During Negative Security Period)


                                                      Trust Receipt #_________

                                                      _______________ __, ____


     The undersigned (the "Grantor"), acknowledges receipt from The First National Bank of Boston, acting as agent, bailee and custodian (in such capacity, the "Collateral Agent") for the exclusive benefit of the Secured Parties (as that term is defined in the Amended and Restated Security and Collateral Agency Agreement (as amended, supplemented or otherwise modified from time to time, the "Security Agreement"), dated as of May 31, 1996, between the Collateral Agent, the Grantor and The Chase Manhattan Bank, as Administrative Agent, of the following described property (the "Trust Property"), possession of which is herewith entrusted to the Grantor for the purposes set forth below:

Mortgage Loan #______ Note Amount: ______ Obligor: ______ Purpose: [Specify nature of clerical or other documentation problem to be corrected.]

     In consideration of the delivery of the Trust Property by the Collateral Agent to the Grantor, the Grantor hereby agrees to hold the Trust Property in trust for the Collateral Agent and the Secured Parties as provided under and in accordance with all provisions of the Security Agreement and to return the Trust Property to the Collateral Agent no later than the close of business on the fourteenth (14th) calendar day following the date hereof or, if such day is not a Business Day, on the immediately preceding Business Day.

     The Grantor further agrees that at no time shall the value (determined in accordance with Section 4.1 of the Credit Agreement) of all Mortgage Loans (as defined in the Credit Agreement) included in the HomeSide Tranche A Borrowing Base (as defined in the

Credit Agreement) with respect to which notes or other documentation has been released under trust receipts exceed 1% of the HomeSide Tranche A Commitment Amount (as defined in the Credit Agreement) then in effect.


                                        HOMESIDE LENDING, INC.


                                        By:
                                           -----------------------------------
                                        Name:
                                             ---------------------------------
                                        Title:
                                              --------------------------------



Delivery to Grantor Acknowledged


THE FIRST NATIONAL BANK OF BOSTON,
as Collateral Agent


By:
   -------------------------------
Name:
     -----------------------------
Title:
      ----------------------------


The undersigned, acknowledges that the above-mentioned Trust Property has been returned to the Collateral Agent on _____________ __, ___.



THE FIRST NATIONAL BANK OF BOSTON,
as Collateral Agent

By:
   -------------------------------
Name:
     -----------------------------
Title:
      ----------------------------

                                                                   ATTACHMENT 6
                                                                   ------------
                                                          TO SECURITY AGREEMENT
                                                          ---------------------


                            TRUST RECEIPT PROCEDURES
                            ------------------------

The Grantor and the Collateral Agent will adhere to the following procedures with respect to trust receipts:

     (a) Trust receipts will be prepared by the Grantor. They will be signed by an Authorized Officer of the Grantor and acknowledged by the Collateral Agent. Trust receipts will be sequentially numbered by the Collateral Agent, which will maintain a log with a line for each trust receipt indicating the sequential number, date issued, Mortgage Loan number, Obligor, note amount and date Trust Property returned.

     (b) The Collateral Agent will maintain all original trust receipts in a drawer or other depository of a type that is suitable and customary for such documents controlled solely by the Collateral Agent, with the trust receipts filed in numerical order.

     (c) The Collateral Agent will not release any documentation relating to any Mortgage Loan included in the HomeSide Tranche A Borrowing Base against a trust receipt if the value (as determined in accordance with Section 4.1 of the Credit Agreement) of such Mortgage Loan, when added to the value (as so determined) of all other such Mortgage Loans included in the HomeSide Tranche A Borrowing Base then outside the possession of the Collateral Agent under trust receipts, would exceed 1% of the HomeSide Tranche A Commitment Amount then in effect.

     (d) Upon return of the Trust Property to the Collateral Agent, the trust receipt will be surrendered to the Grantor for cancellation.

                                                                 ATTACHMENT 7-A
                                                                 --------------
                                                          TO SECURITY AGREEMENT
                                                          ---------------------


                              [Grantor Letterhead]

                   FORM OF SHIPPING REQUEST AND AUTHORIZATION



Date: ______________


[Collateral Agent]
[Address]

Attention: _________

This letter is to serve as authorization for you to endorse and ship the following loans:


Loan Number                   Mortgagor Name                       Note Amount
-----------                   --------------                       -----------




Commitment #_______________ is to be shipped to the following address:

NAME:
ADDRESS:

ATTENTION:

Please endorse the notes as follows:




Please ship the loan documents either by [____________] or by such other courier service as we have designated to you as "approved." You are not responsible for any delays in shipment or any other actions or inactions of the courier; however, because the commitment expires on _______________, ____, we ask that you deliver the loan documents to the courier no later than ________________,
____.

Please have the courier bill us by using our account #. If you should have any questions. or should feel the need for additional documentation. please do not hesitate to call


                                        HOMESIDE LENDING, INC.

                                        By:
                                        Name:
                                        Title:

                                                                 ATTACHMENT 7-B
                                                                 --------------
                                                          TO SECURITY AGREEMENT
                                                          ---------------------


                          [Collateral Agent Letterhead]

                               TRANSMITTAL LETTER
                               ------------------
                        (During Negative Security Period)


[Approved Investor Name]
[Address]


         Attn:

Re:      Purchase of Mortgage Loans from
         HomeSide Lending, Inc.
         ----------------------

Ladies and Gentlemen:

     Attached please find those Mortgage Loans listed separately on the attached schedule, which Mortgage Loans are owned by HomeSide Lending, Inc. (the "Company") and are being delivered to you for purchase.

     The Mortgage Loans constitute a portion of the Collateral under (and as the term "Collateral" and capitalized terms not otherwise defined hereunder are defined in) the Amended and Restated Security and Collateral Agency Agreement (as amended, supplemented or otherwise modified from time to time, the "Agreement"), dated as of January 31, 1997, by and among the Grantor, The Chase Manhattan Bank, as Administrative Agent, and The First National Bank of Boston, as Collateral Agent (the "Collateral Agent"). Each of the Mortgage Loans is subject to a security interest in favor of the Collateral Agent for the benefit of the Secured Parties, which security interest shall be automatically released upon our receipt of the full amount of the purchase price of such Mortgage Loans (as set forth on the schedule attached hereto) by wire transfer to the following account maintained with the Collateral Agent:

             WIRE INSTRUCTIONS TO MORTGAGE LOAN SETTLEMENT ACCOUNT:
                    [To be provided by the Collateral Agent]


     Pending your purchase of each Mortgage Loan and until payment therefor is received, the aforesaid security interest therein will remain in full force and effect, and you shall hold possession of such Collateral and the documentation evidencing same in trust and as custodian, agent, and bailee for and on behalf of the Secured Parties. In the event any Mortgage Loan is unacceptable for purchase, return the rejected item directly to the undersigned at the address set forth below. In no event shall any Mortgage Loan be returned or sales proceeds remitted to the Company. The Mortgage Loan must be so returned or sales proceeds remitted in full no later than forty-five (45) days from the date hereof. If you are unable to comply with the above instructions, please so advise the undersigned immediately.

     NOTE: BY ACCEPTING THE MORTGAGE LOANS DELIVERED TO YOU WITH THIS LETTER, YOU CONSENT TO HOLD THE MORTGAGE LOANS IN TRUST AND TO BE THE CUSTODIAN, AGENT, AND BAILEE FOR THE SECURED PARTIES ON THE TERMS DESCRIBED IN THIS LETTER. THE UNDERSIGNED REQUESTS THAT YOU ACKNOWLEDGE RECEIPT OF THE ENCLOSED MORTGAGE LOANS AND THIS LETTER BY SIGNING AND RETURNING THE ENCLOSED COPY OF THIS LETTER TO THE UNDERSIGNED AT THE FOLLOWING ADDRESS: [SPECIFY ADDRESS]; HOWEVER, YOUR FAILURE TO DO SO DOES NOT NULLIFY SUCH CONSENT.

Sincerely,

THE FIRST NATIONAL BANK OF BOSTON,
as Collateral Agent



By:
   ------------------------------
Name:
     ----------------------------
Title:
      ---------------------------


IRREVOCABLY ACKNOWLEDGED AND AGREED TO:




-----------------------------------------
[Type name of Approved Investor]



By:
   ------------------------------
Title:
      ---------------------------
Date:
     ----------------------------

                                                                 ATTACHMENT 7-C
                                                                 --------------
                                                          TO SECURITY AGREEMENT
                                                          ---------------------


                          [Collateral Agent Letterhead]

                               TRANSMITTAL LETTER
                               ------------------
                        (During Positive Security Period)
------------------------


[Approved Investor Name]
[Address]

         Attn:

Re:      Purchase of Mortgage Loans from
         HomeSide Lending. Inc.
         ----------------------

Ladies and Gentlemen:

     Attached please find those mortgage loans listed separately on the attached schedule (the "Mortgage Loans"), which Mortgage Loans are owned by HomeSide Lending, Inc. (the "Company") and are being delivered to you for purchase.

     Please remit the full amount of the purchase price of such Mortgage Loans (as set forth on the schedule attached hereto) by wire transfer to the following account maintained with The Chase Manhattan Bank, as Administrative Agent:

             WIRE INSTRUCTIONS TO MORTGAGE LOAN SETTLEMENT ACCOUNT:
                    [To be provided by the Collateral Agent]

     In the event any Mortgage Loan is unacceptable for purchase, return the rejected item directly to the undersigned at the address set forth below. In no event shall any Mortgage Loan be returned or sales proceeds remitted to the Company. The Mortgage Loan must be so returned or sales proceeds remitted in full no later than forty-five (45) days from the date hereof. If you are unable to comply with the above instructions. please so advise the undersigned immediately.

Sincerely,


THE FIRST NATIONAL BANK OF BOSTON,
as Collateral Agent



By:
   ------------------------------
Name:
     ----------------------------
Title:
      ---------------------------


IRREVOCABLY ACKNOWLEDGED AND AGREED TO:




------------------------------------------
[Type name of Approved Investor]



By:
   ------------------------------
Title:
      ---------------------------
Date:
     ----------------------------

                                                                 ATTACHMENT 7-D
                                                                 --------------
                                                          TO SECURITY AGREEMENT
                                                          ---------------------


                          [Collateral Agent Letterhead]

                                  BAILEE LETTER
                                  -------------
             (Agency Pool Formation During Negative Security Period)


[Certificating Custodian]

                  Re:      HomeSide Lending, Inc.
                           Shipment of Mortgage Loans for Pool Formation
                           ---------------------------------------------

     Attached please find those Mortgage Loans listed separately on the attached schedule, which are owned by HomeSide Lending, Inc. (the "Company") and are being delivered to you, as custodian/trustee (the "Certificating Custodian"), for certification in connection with the formation of a Mortgage Loan pool supporting the issuance of a Mortgage-Backed Security described as follows:
___________________________________.

     The Mortgage Loans constitute a portion of the Collateral under (and as the term "Collateral" and capitalized terms not otherwise defined hereunder are defined in) that certain Amended and Restated Security and Collateral Agency Agreement (as amended, supplemented or otherwise modified from time to time, the "Agreement"), dated as of January 31, 1997 by and among the Grantor, The Chase Manhattan Bank, as Administrative Agent, and The First National Bank of Boston, as Collateral Agent. Each of the Mortgage Loans is subject to a security interest in favor of the Collateral Agent for the benefit of the Secured Parties (as such term is defined in the Agreement), which security interest shall be automatically released upon the issuance of the Mortgage-Backed Security in accordance with the terms of the prescribed GNMA, FNMA or FHLMC form enclosed herewith. Upon issuance, the Mortgage-Backed Security shall be subject to a lien in favor of the Collateral Agent for the benefit of the Secured Parties.

     Pending issuance of the Mortgage-Backed Security, the aforesaid security interest in each Mortgage Loan will remain in full force and effect, and you shall hold possession thereof and the documentation evidencing such Mortgage Loans in trust and as custodian, agent and bailee for and on behalf of the Secured Parties. Please return to the undersigned within ten (10) days after receiving such documentation, either (A) evidence of each Mortgage Loan's initial certification for inclusion in a Mortgage Loan pool or (B) all documentation relating to such Mortgage Loan if such Mortgage Loan is not initially certified. In addition, please immediately return to the undersigned all documentation relating thereto to the Collateral Agent if (x) such Mortgage Loan is initially certified but it is subsequently determined that such Mortgage Loan is not suitable for inclusion in a Mortgage Loan pool supporting a Mortgage-Backed Securities prior to the issuance of such Mortgage-Backed Security or (y) no Mortgage-Backed Security supported by a pool including such Mortgage Loan has been issued within forty-five (45) days of your receipt of such documentation. In no event shall any Mortgage Loan be returned or proceeds relating thereto be remitted to the Company. Please segregate and properly identify all such documentation as collateral of the Secured Parties that secures the Secured Obligations. If you are unable to comply with the above instructions, please so advise the undersigned immediately.

     NOTE: BY ACCEPTING THE MORTGAGE LOANS DELIVERED TO YOU WITH THIS LETTER, YOU CONSENT TO HOLD THE MORTGAGE LOANS IN TRUST AND TO BE THE CUSTODIAN, AGENT AND BAILEE FOR THE SECURED PARTIES ON THE TERMS DESCRIBED IN THIS LETTER. THE COLLATERAL AGENT REQUESTS THAT YOU ACKNOWLEDGE RECEIPT OF THE ENCLOSED MORTGAGE LOANS AND THIS LETTER BY SIGNING AND RETURNING THE ENCLOSED COPY OF THIS LETTER TO THE COLLATERAL AGENT AT THE FOLLOWING ADDRESS: [SPECIFY ADDRESS]; HOWEVER, YOUR FAILURE TO DO SO DOES NOT NULLIFY SUCH CONSENT.

Sincerely,


THE FIRST NATIONAL BANK OF BOSTON,
as Collateral Agent



By:
   ------------------------------
Name:
     ----------------------------
Title:
      ---------------------------



ACKNOWLEDGMENT OF RECEIPT
[Certificating Custodian]



By:
   ------------------------------
Name:
     ----------------------------
Title:
      ---------------------------

Date:

                                                                 ATTACHMENT 7-E
                                                                 --------------
                                                          TO SECURITY AGREEMENT
                                                          ---------------------


                          [Collateral Agent Letterhead]

                                  BAILEE LETTER
                                  -------------

                        (Agency Pool Formation During Positive Security Period)
------------------------

[Certificating Custodian]

                  Re:      HomeSide Lending, Inc.
                           Shipment of Mortgage Loans for Pool Formation
                           ---------------------------------------------

     Attached please find those mortgage loans listed separately on the attached schedule (the "Mortgage Loans"), which are owned by HomeSide Lending, Inc. (the "Company") and are being delivered to you, as custodian/trustee (the "Certificating Custodian"), for certification in connection with the formation of a Mortgage Loan pool supporting the issuance of a mortgage-backed security (the "Mortgage-Backed Security") described as follows:
_________________________.

     Please return to the undersigned within ten (10) days after receiving such documentation, either (A) evidence of each Mortgage Loan's initial certification for inclusion in a Mortgage Loan pool or (B) all documentation relating to such Mortgage Loan if such Mortgage Loan is not initially certified. In addition, please immediately return to the undersigned all documentation relating thereto to the Collateral Agent if (x) such Mortgage Loan is initially certified but it is subsequently determined that such Mortgage Loan is not suitable for inclusion in a Mortgage Loan pool supporting a Mortgage-Backed Security prior to the issuance of such Mortgage-Backed Security or (y) no Mortgage-Backed Security supported by a pool including such Mortgage Loan has been issued within forty-five (45) days of your receipt of such documentation. In no event shall any Mortgage Loan be returned or proceeds relating thereto be remitted to the Company.

     If you are unable to comply with the above instructions please so advise the undersigned immediately.

Sincerely,


THE FIRST NATIONAL BANK OF BOSTON,
as Collateral Agent



By:
   ------------------------------
Name:
     ----------------------------
Title:
      ---------------------------



ACKNOWLEDGMENT OF RECEIPT
[Certificating Custodian]



By:
   ------------------------------
Name:
     ----------------------------
Title:
      ---------------------------

Date:

                                                                 ATTACHMENT 7-F
                                                                 --------------
                                                          TO SECURITY AGREEMENT
                                                          ---------------------

                          [Collateral Agent Letterhead]

                                  BAILEE LETTER
                                  -------------
                   (Eligible Early Buyout Advance Receivables
                        During Negative Security Period)

[Name of Attorney or Title Company]


         Re:      HomeSide Lending, Inc.
                  Shipment of Mortgage Loans for Foreclosure Proceedings
                  ------------------------------------------------------

     Attached please find those Mortgage Loans listed separately on the attached schedule, which are owned by HomeSide Lending, Inc. (the "Company") and are being delivered to you, as agent and bailee (the "Bailee"), in connection with a request by the Company to the Bailee to commence foreclosure proceedings.

     The Mortgage Loans constitute a portion of the Collateral under (and as the term "Collateral" and capitalized terms not otherwise defined hereunder are defined in) that certain Amended and Restated Security and Collateral Agency Agreement (as amended, supplemented or otherwise modified from time to time, the "Agreement"), dated as of January 31, 1997 by and among the Grantor, The Chase Manhattan Bank, as Administrative Agent, and The First National Bank of Boston, as Collateral Agent. Each of the Mortgage Loans is subject to a security interest in favor of the Collateral Agent for the benefit of the Secured Parties, which security interest shall be automatically released upon the consummation of the foreclosure sale. Upon such sale, the proceeds thereof shall be subject to a lien in favor of the Collateral Agent for the benefit of the Secured Parties.

     Pending receipt of such proceeds, the aforesaid security interest in each Mortgage Loan will remain in full force and effect, and you shall hold possession thereof and the documentation evidencing such Mortgage Loans in trust and as custodian, agent and bailee for and on behalf of the Secured Parties. Please return to the undersigned within 45 days after receiving such documentation, either (A) evidence of the completion of the foreclosure proceedings in respect of such Mortgage Loan or (B) all documentation relating to such Mortgage Loan if such foreclosure proceedings have not been completed. In no event shall any Mortgage Loan be returned or proceeds relating thereto be remitted to the Company. Please segregate and properly identify all such documentation as collateral of the Secured Parties that secures the Secured Obligations. If you are unable to comply with the above instructions, please so advise the undersigned immediately.

     NOTE: BY ACCEPTING THE MORTGAGE LOANS DELIVERED TO YOU WITH THIS LETTER, YOU CONSENT TO HOLD THE MORTGAGE LOANS IN TRUST AND TO BE THE CUSTODIAN, AGENT AND BAILEE FOR THE SECURED PARTIES ON THE TERMS DESCRIBED IN THIS LETTER. THE COLLATERAL AGENT REQUESTS THAT YOU ACKNOWLEDGE RECEIPT OF THE ENCLOSED MORTGAGE LOANS AND THIS LETTER BY SIGNING AND RETURNING THE ENCLOSED COPY OF THIS LETTER TO THE COLLATERAL AGENT AT THE FOLLOWING ADDRESS: [SPECIFY ADDRESS]; HOWEVER, YOUR FAILURE TO DO SO DOES NOT NULLIFY SUCH CONSENT.

Sincerely,


THE FIRST NATIONAL BANK OF BOSTON,
as Collateral Agent



By:
   ------------------------------
Name:
     ----------------------------
Title:
      ---------------------------



ACKNOWLEDGMENT OF RECEIPT
[Attorney or Title Company]



By:
   ------------------------------
Name:
     ----------------------------
Title:
      ---------------------------

Date:

                                                                 ATTACHMENT 7-G
                                                                 --------------
                                                          TO SECURITY AGREEMENT
                                                          ---------------------


                          [Collateral Agent Letterhead]

                                  BAILEE LETTER
                                  -------------
                   (Eligible Early Buyout Advance Receivables
                        During Positive Security Period)

[Name of Attorney or Title Company]

         Re:      HomeSide Lending, Inc.
                  Shipment of Mortgage Loans for Foreclosure Proceedings
                  ------------------------------------------------------

     Attached please find those mortgage loans listed separately on the attached schedule (the "Mortgage Loans"), which are owned by HomeSide Lending, Inc. (the "Company") and are being delivered to you, as agent and bailee (the "Bailee"), in connection with a request by the Company to the Bailee to commence foreclosure proceedings.

     Please return to the undersigned within 45 days after receiving such documentation, either (A) evidence of the completion of the foreclosure proceedings in respect of such Mortgage Loan or (B) all documentation relating to such Mortgage Loan if such foreclosure proceedings have not been completed. In no event shall any Mortgage Loan be returned or proceeds relating thereto be remitted to the Company. If you are unable to comply with the above instructions, please so advise the undersigned immediately.

Sincerely,


THE FIRST NATIONAL BANK OF BOSTON,
as Collateral Agent



By:
   ------------------------------
Name:
     ----------------------------
Title:
      ---------------------------

ACKNOWLEDGMENT OF RECEIPT
[Attorney or Title Company]



By:
   ------------------------------
Title:
      ---------------------------
Title:
      ---------------------------

Date:

                                                                   ATTACHMENT 8
                                                                   ------------
                                                                    TO SECURITY
                                                                    -----------
                                                                      AGREEMENT
                                                                      ---------


                          ADDITIONAL REQUIRED DOCUMENTS
                          -----------------------------

     1.   The original mortgage or deed of trust securing the Mortgage Loan.

     2. A copy of the title insurance policy (or a binding commitment of the title company therefor) covering at least the face amount of the Mortgage Loan note, with the original policy of title insurance insuring the mortgage or deed of trust as a first or second lien, as applicable, on the related Property written by a title company and containing exceptions acceptable to an Agency or other Approved Investor.

     3. If in the Grantor's possession, evidence of the applicable FHA commitment for insurance with respect to each FHA-insured Mortgage Loan note, or VA commitment for guaranty with respect to each VA-guaranteed Mortgage Loan note, and of the applicable commitment for private Mortgage Loan insurance with respect to each conventional Mortgage Loan note having a Loan-to-Value Ratio in excess of 80%.

     4. A copy of the executed Take-Out Commitment for each Mortgage Loan, if applicable.

     5. Evidence of fire and extended coverage insurance in an amount not less than the lower of the following: (a) the amount of the Mortgage Loan and (b) 100% of the insurable value of the improvements. Such insurance shall be written by a company satisfactory to each Agency or other Approved Investor.

     6. Evidence of Notice to Customer and Rescission required by the federal Truth-in-Lending Law and Federal Reserve Regulation Z.

     7.   A copy of any required appraisal of the Property.

     8. Other documentation (including information contained in electronic, microfilm or other medium) in the possession of the Grantor as the Administrative Agent or the Collateral Agent may reasonably deem appropriate, including, without limitation, such documentation necessary to fulfill requirements of Take-Out Commitments.

                                                                   ATTACHMENT 9
                                                                   ------------
                                                          TO SECURITY AGREEMENT
                                                          ---------------------


                         CONFIRMATION OF RELEASE OF LIEN


     The undersigned, HOMESIDE LENDING, INC. (the "Company"), pursuant to
Section 28 of that certain Amended and Restated Security and Collateral Agency Agreement dated as of January 31, 1997 by and among the Company, THE FIRST NATIONAL BANK OF BOSTON, as Collateral Agent, and THE CHASE MANHATTAN BANK, as Administrative Agent (the "Security Agreement," and with capitalized terms not otherwise defined herein used with the meanings given such terms in the Security Agreement), hereby requests the Collateral Agent to execute and deliver to the Company this Confirmation of Release of Lien. To induce the Collateral Agent to so execute and deliver this Confirmation of Release of Lien, the Company hereby represents and warrants to each of the Secured Parties that all conditions precedent to the release of Lien set forth in Section 28(a) of the Security Agreement have been and following the execution by the Collateral Agent of this Confirmation of Release of Lien will be satisfied.

                  DATED: _________________, 199_.


                                             HOMESIDE LENDING, INC.


                                             By:
                                                ------------------------------
                                             Name:
                                                  ----------------------------
                                             Title:
                                                   ---------------------------



RELEASE OF LIEN CONFIRMED
this __ day of _________, 199_:

THE FIRST NATIONAL BANK OF BOSTON,
as Collateral Agent


By:
   ------------------------------
Name:
     ----------------------------
Title:
      ---------------------------